UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4854

The Oberweis Funds

(Exact name of registrant as specified in charter)

3333 Warrenville Road, Suite 500, Lisle, IL 60532

(Address of principal executive offices)           (Zip code)

James W. Oberweis The Oberweis Funds 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Copy to: James A. Arpaia Vedder Price P.C. 222 North LaSalle Street, Suite 2600 Chicago, IL 60601

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 323-6166

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Reports for the period 01/01/20 through 12/31/20 is filed herewith

ANNUAL REPORT
	INVESTOR CLASS	INSTITUTIONAL CLASS
Oberweis Micro-Cap Fund	OBMCX	OMCIX
Oberweis Small-Cap Opportunities Fund	OBSOX	OBSIX
Oberweis Global Opportunities Fund	OBEGX	OBGIX
Oberweis China Opportunities Fund	OBCHX	OCHIX
Oberweis International Opportunities Fund	OBIOX	—
Oberweis Emerging Markets Fund	OBEMX	OIEMX
December 31, 2020
oberweisfunds.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.oberweisfunds.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically by contacting us at 1-800-245-7311.
You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-800-245-7311. Your election to receive reports in paper will apply to all funds held with the fund complex.

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PRESIDENT’S LETTER (unaudited)
Dear Fellow Oberweis Funds Shareholder,
2020 IN REVIEW
The International Opportunities, Emerging Markets, China Opportunities and Global Opportunities Funds all exceeded their benchmark returns by a very wide margin in 2020. The International Opportunities Fund returned 62.86% (versus 22.93% for the MSCI World ex-US Small Cap Growth Index). The China Opportunities Fund returned 56.51% (compared to 29.49% for the MSCI China Net Index). The Emerging Markets Fund returned 42.81% (versus 19.29% for the MSCI EM Small Cap Index). Among the domestic funds, the Micro-Cap Fund and Small-Cap Opportunities Fund returned 29.91% and 32.47%, respectively (compared to 40.13% and 34.63% for the Russell Micro-Cap Growth and Russell 2000 Growth indices). The Micro-Cap and Small-Cap Opportunities funds faced a material headwind in 2020: both are consistently underweight biotech companies, which posted strong gains in 2020 and have all-time-high exposure within their respective benchmarks. The Global Opportunities Fund, which invests in many of our team’s top ideas around the world, returned 55.55% versus 16.33% for the MSCI ACWI Small-Cap Index.
This year of COVID-19 has been truly remarkable. In March, global equities experienced one of the fastest and deepest plunges of our careers, only to come roaring back in the second quarter, and continued to accelerate upward in the third and fourth quarters. This year’s rally can be at least partially attributable to massive monetary stimulus from the Federal Reserve, as well as fiscal stimulus from governments around the world. To combat the crisis, the Fed quickly reduced interest rates to almost zero and promised to keep them there for a prolonged period. Globally, many central banks followed suit. Meanwhile, fiscal stimulus from the CARES Act provided cash payments to most US taxpayers and significant relief for business owners via the Payroll Protection Program’s forgivable loans. This coordinated stimulus plan flooded the US economy with cash, and some of that cash made it back to the stock market, driving a strong rally in equity prices.
In addition, as the year went on, doomsday scenarios began to fade. Fears of a COVID-19 depression following the explosion in unemployment have greatly abated. Many have already returned to work and the end of  (or at least sharp reduction in) the pandemic’s impact is now within sight. In November, Pfizer-BioNTech’s vaccine showed stunning efficacy in clinical trials. Shortly thereafter, Moderna demonstrated similarly high success with its own vaccine. Three more vaccines are now in Phase 3 clinical trials. With President Biden promising 100 million vaccinations in his first 100 days, investors appear to be looking past the end of COVID-19, with experts such as Dr. Anthony Fauci predicting a return to some degree of normalcy by the autumn of 2021. While new variants continue to pose risks, the consensus view is that pandemic economic disruption is likely to sharply fade by the end of 2021.
Political uncertainty in the US was also a concern late in 2020, although with President Biden’s inauguration we now expect the focus to shift to his economic policies, which may be less favorable to investors. Biden will bring a sense of stability and predictability that was absent under Trump. He’ll propose further stimulus and large-scale infrastructure spending. But that will come at a price, namely higher taxes or increased deficits. It surprises us that investors have not reacted more negatively to the prospect of higher personal and corporate income taxes, in addition to the possibility of higher capital gains taxes. Given Biden’s slim majority in Congress, material tax changes are not a given and may take time to procure. It’s hard to predict how and when tax legislation will unfold, but this remains a risk that keeps us up at night, especially given the budget deficit impacts of COVID stimulus.

PRESIDENT’S LETTER (unaudited)  (continued)
In Europe, concerns of a chaotic breakup between the UK and the European Union also seem less likely, following the last-minute signing of the Trade and Cooperation Agreement (TCA) in December 2020. The agreement’s title is an ironic misnomer for a divorce pact. Irrespective, the risk of a no-deal EU breakup is far less worrisome. In Asia, China’s remarkable success in containing the virus has permitted its economy to mostly avoid the shutdowns prevalent throughout the US and Europe. Not surprisingly, China’s equity market was among the hottest in 2020. It remains to be seen how the Biden presidency will affect US-China trade tensions, but they probably won’t get worse in the near term.
OUTLOOK
The relentless equity rally in the final three quarters of 2020 reflects a system flush with liquidity and marginally diminished risks relative to the beginning of the year. The pandemic has ignited innovation, creativity, and change – trends that tend to positively benefit our investment process. Certain niches – like ecommerce, home delivery, and video conferencing – have grown much faster than anticipated. The pandemic will fade in 2021, but we believe the changes and impacts to business will be long lasting, and that our team’s track record of investing in companies at the cusp of material change positions us well.
In the near term, we expect a strong economic rebound in the second half of 2021, which is already the consensus view. Over the longer term, watch inflation, interest rates and tax policy, as we expect these variables to become increasingly important for investor sentiment. Over a full market cycle, we believe our ability to add alpha lies not in macroeconomic forecasting but rather with superior individual stock selection. Accordingly, we will continue to focus on stock fundamentals, seeking to identify companies with long-term earnings power well above the expectations of other analysts and investors.
VALUATION RECAP
While valuations for US large cap stocks are near historical highs, US small-cap and international valuations are closer to historical means. As of December 31, 2020, the price/earnings (P/E) ratio was 19.2 times for the Global Opportunities Fund (versus 22.0 last quarter), 15.4 times for the Small-Cap Opportunities Fund (versus 14.9 last quarter), 12.0 times for the Micro-Cap Fund (versus 18.3 last quarter), 18.6 times for the International Opportunities Fund (versus 25.6 last quarter), 24.6 times for the China Opportunities Fund (versus 27.4 last quarter), and 26.1 times for the Emerging Markets Fund (versus 25.1 times last quarter). Each of these funds invests in companies with expected earnings growth rates that are higher than that of the broader market, and in companies expected to grow faster than current market expectations. As of December 31, 2020, the weighted-average market capitalization was $4.8 billion for the Global Opportunities Fund, $3.6 billion for the Small-Cap Opportunities Fund, $1.7 billion for the Micro-Cap Fund, $4.6 billion for the International Opportunities Fund, $3.6 billion for the Emerging Markets Fund, and $129.3 billion for the China Opportunities Fund. Note that the China Opportunities Fund’s market cap is skewed upward due to two mega-cap holdings; the median market cap of the fund was $16.4 billion.

PRESIDENT’S LETTER (unaudited)  (continued)
We appreciate your investment in The Oberweis Funds and are grateful for the trust you have shown us with your valuable investments. If you have any questions about your account, please contact shareholder services at (800) 245-7311. Thank you for investing with us in The Oberweis Funds.
Sincerely,
James W. Oberweis, CFA
President & Portfolio Manager

MANAGEMENT DISCUSSION ON FUND PERFORMANCE
(UNAUDITED)
MARKET ENVIRONMENT
Global equities returned 15.90% in 2020, as measured by the MSCI World Index. Global small-caps, as measured by the MSCI World Small-Cap Index, performed similarly, returning 15.96%. Foreign small-caps underperformed U.S. small-caps, as evidenced by the 12.78% return on the MSCI World ex-USA Small Cap Index. Internationally, small-cap growth equities outperformed small-cap value by 2035 basis points, with the MSCI World ex-USA Small Cap Growth Index returning 22.93% versus only 2.58% for the MSCI World ex-USA Small Cap Value Index.
Within the United States, large-cap growth stocks outperformed small-cap growth stocks by 386 basis points, as measured by the respective returns of the Russell 1000 Growth (38.49%) and Russell 2000 Growth (34.63%) indices. Within domestic small-cap, growth outperformed value, with the Russell 2000 Growth Index outperforming the Russell 2000 Value Index (4.63%) by 3000 basis points for the year. The Russell Micro-Cap Growth Index (40.13%) outperformed the Russell 2000 Growth Index by 550 basis points.
DISCUSSION OF THE OBERWEIS FUNDS
The International Opportunities Fund returned 62.86% versus 22.93% for the MSCI World ex-US Small-Cap Growth Index. The portfolio benefitted from stock selection in Japan and Sweden while stock selection in Canada and the U.K. detracted from performance. On a sector level, the portfolio benefitted from stock selection in information technology and consumer discretionary while performance was negatively impacted by stock selection in utilities and financials. At the stock level, Sinch AB (SINCH SS), Baycurrent Consulting (6532 JT), and Evolution Gaming Group AB (EVO SS) were among the top contributors to performance; Air Canada (AC CN), Redrow PLC (RDW LN) and Capita PLC (CPI LN) were among the top detractors.
The Global Opportunities Fund returned 55.55% versus 16.33% for the MSCI ACWI Small-Cap Index. At the country level, the portfolio benefitted from favorable stock selection in the USA, Sweden, and Japan, partially offset by adverse stock selection in Canada, Taiwan and Brazil. At the sector level, the Fund was positively impacted by stock selection in industrials, healthcare, and consumer discretionary. The fund also benefitted from an overweight in technology. The fund was slightly adversely affected by stock selection in materials. At the stock level, Upwork (UPWK US), Sinch AB (SINCH SS), and Caredx (CDNA US) were among the top contributors to performance; Skywest Inc (SKYW US), Air Canada (AC CN) and Skyline Champion Corp (SKY US) were among the top detractors.
The China Opportunities Fund returned 56.51% compared to 29.49% for the MSCI China Index. The portfolio benefitted from favorable stock selection in industrials, consumer discretionary, and healthcare. The fund also benefitted from an overweight allocation and favorable stock selection in information technology. The fund’s underweight allocation in financials also helped performance. At the stock level, Nio Inc (NIO US), Tencent Holdings (700 HK) and Meituan (3690 HK) were among the top contributors; Sunac China Holdings (1918 HK), China Life Insurance Co Ltd H (2628 HK), and Jiangsu Yoke Technology (002409 CH) were among the top detractors.
The Emerging Markets Fund returned 42.81% versus 19.29% for the MSCI EM Small Cap Index. At the country level, the portfolio benefitted from stock selection in China, India, and South Korea, slightly offset by detracting stock selection in Taiwan. At the sector level, the fund was positively impacted by stock selection in health care, industrials, and consumer staples, while stock selection in information technology slightly detracted from performance.

MANAGEMENT DISCUSSION ON FUND PERFORMANCE
(UNAUDITED)  (continued)
At the stock level, Seegene Inc (096530 KS), Jiangsu Hengli Hydraulic (601100 CH), and Weimob Inc (2013 HK) were among the top contributors to performance; Linx SA (LINX3 BZ), UPL Ltd (UPLL IN), and IDP Education Ltd (IEL AU) were among the top detractors.
The Micro-Cap Fund returned 29.91% versus 40.13% for the Russell Micro-Cap Growth Index. Performance was adversely impacted by stock selection in consumer discretionary and producer durables. At the stock level, Digital Turbine (APPS), Magnite (MGNI), and CareDx (CDNA) were among the top contributors to performance. Recro Pharma (REPH), Skywest (SKYW), and Cardtronics (CATM) were among the top detractors.
The Small-Cap Opportunities Fund returned 32.47% versus 34.63% for the Russell 2000 Growth Index. The fund benefitted from stock selection in healthcare, while stock selection in energy and consumer discretionary detracted from performance. Livongo (LVGO), Upwork (UPWK), and Bandwidth (BAND) were among the top contributors to performance. Recro Pharma (REPH), Gray Television (GTN), and Cardtronics (CATM) were among the top detractors.
The portfolio turnover rates were 129% for the Global Opportunities Fund, 92% for the Micro-Cap Fund, 147% for the Small-Cap Opportunities Fund, 192% for the China Opportunities Fund, 130% for the International Opportunities Fund and 131% for the Emerging Markets Fund. The net expense ratios for the investor share class of the Funds were 1.53% for Global Opportunities, 1.58% for Micro-Cap, 1.55% for Small-Cap Opportunities, 1.95% for China Opportunities, 1.60% for International Opportunities and 1.75% for Emerging Markets.
For current performance information, please visit www.oberweisfunds.com.

MANAGEMENT DISCUSSION ON FUND PERFORMANCE
(UNAUDITED)  (continued)
Oberweis Micro-Cap Fund
At December 31, 2020
Asset Allocation (% of Net Assets)
Equities	99.0
Other Assets less Liabilities	1.0
Top Ten Holdings (% of Net Assets)
Magnite, Inc.	5.7
CareDx, Inc.	4.3
Upwork, Inc.	3.9
Castle Biosciences, Inc.	3.8
Digital Turbine, Inc.	3.8
Alphatec Hldgs. Inc.	3.1
Golden Nugget Online Gaming, Inc.	2.7
Ameresco, Inc.	2.5
ChannelAdvisor Corp.	2.5
The Shyft Group, Inc.	2.5
Top Ten Industries (% of Net Assets)
Computer Services Software & Systems	21.7
Biotechnology	6.5
Medical Equipment	4.8
Specialty Retail	4.7
Diversified Manufacturing Operations	4.3
Production Technology Equipment	4.2
Medical & Dental Instruments & Supplies	4.2
Commercial Vehicles & Parts	3.6
Back Office Support, Human Resources & Consulting	3.0
Healthcare Services	2.5
Oberweis Small-Cap Opportunities Fund
At December 31, 2020
Asset Allocation (% of Net Assets)
Equities	100.5
Other Liabilities less Assets	(0.5)
Top Ten Holdings (% of Net Assets)
Upwork, Inc.	5.5
CareDx, Inc.	3.6
Shutterstock, Inc.	3.4
Tupperware Brands Corp.	3.1
Tempur Sealy International, Inc.	2.9
Castle Biosciences, Inc.	2.9
ChannelAdvisor Corp.	2.6
Inmode Ltd.	2.2
Golden Nugget Online Gaming, Inc.	2.0
Masonite International Corp.	2.0
Top Ten Industries (% of Net Assets)
Computer Services Software & Systems	21.6
Building Materials	6.6
Diversified Manufacturing Operations	5.2
Healthcare Services	5.1
Back Office Support, Human Resources, & Consulting	4.7
Medical Equipment	4.7
Biotechnology	4.0
Semiconductors & Components	3.6
Textiles Apparel & Shoes	3.4
Household Equipment & Products	3.1

MANAGEMENT DISCUSSION ON FUND PERFORMANCE
(UNAUDITED)  (continued)
Oberweis Global Opportunities Fund
At December 31, 2020
Asset Allocation (% of Net Assets)
Equities	101.0
Other Liabilities less Assets	(1.0)
Top Ten Holdings (% of Net Assets)
Upwork, Inc.	6.5
CareDX, Inc.	5.0
Castle Biosciences, Inc.	3.8
Sinch AB	3.3
IR Japan Hldgs. Ltd.	3.1
BHG Group AB	2.6
ChannelAdvisor Corp.	2.6
M31 Technology Corp.	2.5
II-VI, Inc.	2.2
Deckers Outdoor Corp.	2.1
Top Ten Industries (% of Net Assets)
Software	14.8
Professional Services	9.6
Semiconductor & Semiconductor Equipment	9.2
Internet & Direct Marketing Retail	8.7
Healthcare Provider & Services	5.8
Biotechnology	5.0
Information Technology Services	4.1
Hotels, Restaurants & Leisure	4.0
Household Durables	3.9
Healthcare Equipment & Supplies	3.6
Oberweis China Opportunities Fund
At December 31, 2020
Asset Allocation (% of Net Assets)
Equities	101.4
Other Liabilities less Assets	(1.4)
Top Ten Holdings (% of Net Assets)
Tencent Hldgs. Ltd.	6.1
Alibaba Group Hldg. Ltd.	5.9
Meituan Dianping	2.5
Li Ning Co. Ltd.	2.5
21Vianet Group, Inc. ADS	2.3
Contemporary Amperex Technology Co. Ltd.	2.2
JD.com, Inc.	2.1
GDS Hldgs. Ltd.	1.9
Wuxi Biologics, Inc.	1.8
TAL Education Group ADS	1.8
Top Ten Industries (% of Net Assets)
Internet & Direct Marketing Retail	12.8
Interactive Media & Services	6.8
Real Estate Management & Development	5.1
Electronic Equipment, Instruments & Components	5.1
Machinery	4.6
Household Durables	4.4
Life Sciences Tools & Services	4.3
Insurance	4.3
Metals & Mining	4.3
Electrical Equipment	4.2

MANAGEMENT DISCUSSION ON FUND PERFORMANCE
(UNAUDITED)  (continued)
Oberweis International Opportunities Fund
At December 31, 2020
Asset Allocation (% of Net Assets)
Equities	97.7
Other Assets less Liabilities	2.3
Top Ten Holdings (% of Net Assets)
Sinch AB	5.6
Sushiro Global Hldgs. Ltd.	5.4
BayCurrent Consulting, Inc.	4.4
IR Japan Hldgs. Ltd.	3.1
BASE, Inc.	3.0
Intermediate Capital Group PLC	2.9
M&A Capital Partners Co. Ltd.	2.8
Pharmaron Beijing Co. Ltd.	2.8
BHG Group AB	2.7
Constellium SE	2.7
Top Ten Industries (% of Net Assets)
Software	9.2
Entertainment	8.6
Capital Markets	7.6
Professional Services	7.5
Internet & Direct Marketing Retail	7.4
Information Technology Services	6.5
Healthcare Technology	5.7
Hotels, Restaurants & Leisure	5.4
Metals & Mining	4.7
Machinery	4.2
Oberweis Emerging Markets Fund
At December 31, 2020
Asset Allocation (% of Net Assets)
Equities	98.8
Rights	0.1
Other Assets less Liabilities	1.1
Top Ten Holdings (% of Net Assets)
M31 Technology Corp.	3.4
Dada Nexus Ltd. ADS	3.4
Affle India Ltd.	3.1
NHN KCP Corp.	2.1
Varun Beverages Ltd.	2.0
LEENO Industrial, Inc.	2.0
POSCO Chemical Co. Ltd.	2.0
LandMark Optoelectronics Corp.	1.9
IDP Education Ltd.	1.9
Wizz Air Hldgs. PLC	1.8
Top Ten Industries (% of Net Assets)
Semiconductors & Semiconductor Equipment	12.6
Internet & Direct Marketing Retail	8.2
Software	6.9
Machinery	6.1
Information Technology Services	5.4
Multiline Retail	4.4
Diversified Consumer Services	4.3
Oil, Gas & Consumable Fuels	4.3
Beverages	4.0
Diversified Telecommunication Services	3.8

MANAGEMENT DISCUSSION ON FUND PERFORMANCE
(UNAUDITED)  (continued)
Average Annual Total Returns1 (for the Periods Ended December 31, 2020)
	1 YR (%)	5 YR (%)	10 YR (%)	SINCE INCEPTION2 (%)	EXPENSE RATIO3 (%)
OBMCX	29.91	17.23	13.60	10.69	1.58
OMCIX4	30.20	17.49	13.87	10.96	1.33
Russell Microcap Growth	40.13	13.08	11.57	N/A5
Growth of a $10,000 Investment (from January 1, 1996 to December 31, 2020)

Oberweis Micro-Cap Fund (OBMCX)
Russell Microcap Growth
$126,776
$57,757
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
1/96
12/96
12/98
12/00
12/02
12/04
12/06
12/08
12/10
12/12
12/14
12/16
12/18
12/20

1 Performance data represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting oberweisfunds.com. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. There is no guarantee that the portfolios can achieve their objectives.
The Russell Microcap Growth Index measures the performance of those Russell microcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Microcap Growth Index is represented by the smallest 1,000 securities in the small cap Russell 2000 Index plus the next 1,000 securities. The Russell Index is unmanaged and is not available for investment.
2 Since Inception returns are from commencement of operations on 01/01/96 for the Fund.
3 Expense ratio is the total annual net fund operating expense ratio as of 12/31/20. The expense ratio gross of any fee waivers or expense reimbursement was 1.59% and 1.34% for the Investor Class and Institutional Class, respectively.
4 The Institutional share class (OMCIX) began on May 1, 2017, returns for prior periods represent synthetic returns.
5 The Russell Microcap Growth Index began on July 3, 2000, and the line graph for the Index begins at the same value as the Fund on that date.

MANAGEMENT DISCUSSION ON FUND PERFORMANCE
(UNAUDITED)  (continued)
Average Annual Total Returns1 (for the Periods Ended December 31, 2020)
	1 YR (%)	5 YR (%)	10 YR (%)	SINCE INCEPTION2 (%)	EXPENSE RATIO3 (%)
OBSOX	32.47	15.69	12.31	8.03	1.55
OBSIX4	32.80	15.98	12.60	8.30	1.30
Russell 2000 Growth	34.63	16.36	13.48	8.15
Growth of a $10,000 Investment (from September 15, 1996 to December 31, 2020)

$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
Oberweis Small-Cap Opportunities Fund (OBSOX)
Russell 2000 Growth
$67,090
$65,282
9/96
12/96
12/98
12/00
12/02
12/04
12/06
12/08
12/10
12/12
12/14
12/16
12/18
12/20

1 Performance data represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting oberweisfunds.com. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. There is no guarantee that the portfolios can achieve their objectives.
The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted earnings growth rates. The Russell Index is unmanaged and is not available for investment.
2 Since Inception returns are from commencement of operations on 09/15/96 for the Fund.
3 Expense ratio is the total annual net fund operating expense ratio as of 12/31/20. The expense ratio gross of any fee waivers or expense reimbursement was 2.03% and 1.78% for the Investor Class and Institutional Class, respectively.
4 The Institutional share class (OBSIX) began on May 1, 2017, returns for prior periods represent synthetic returns.

MANAGEMENT DISCUSSION ON FUND PERFORMANCE
(UNAUDITED)  (continued)
Average Annual Total Returns1 (for the Periods Ended December 31, 2020)
	1 YR (%)	5 YR (%)	10 YR (%)	SINCE INCEPTION2 (%)	EXPENSE RATIO3 (%)
OBEGX	55.55	13.78	11.11	9.42	1.53
OBGIX4	55.94	14.06	11.38	9.69	1.27
MSCI ACWI Small-Cap	16.33	11.39	8.82	N/A5
Growth of a $10,000 Investment (from January 7, 1987 to December 31, 2020)

$220,000
$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
Oberweis Global Opportunities Fund (OBEGX)
MSCI ACWI Small-Cap
$213,146
$197,024
1/87
12/88
12/90
12/92
12/94
12/96
12/98
12/00
12/02
12/04
12/06
12/08
12/10
12/12
12/14
12/16
12/18
12/20

1 Performance data represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting oberweisfunds.com. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. There is no guarantee that the portfolios can achieve their objectives.
The MSCI ACWI Small-Cap Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small cap developed and emerging markets with dividends reinvested net of withholding tax. A sales load of 4% was charged on the Oberweis Global Opportunities Fund until 12/31/91 and is not reflected in the total return figures or graph above.
2 Since Inception returns are from commencement of operations on 01/07/87 for the Fund.
3 Expense ratio is the total annual net fund operating expense ratio as of 12/31/20. The expense ratio gross of any fee waivers or expense reimbursement was 1.53% and 1.28% for Investor Class and Institutional Class, respectively.
4 The Institutional share class (OBGIX) began on May 1, 2017, returns for prior periods represent synthetic returns.
5 The MSCI ACWI Small-Cap Index began on May 31, 1994, and the line graph for the index begins at the same value as the Fund on that date.

MANAGEMENT DISCUSSION ON FUND PERFORMANCE
(UNAUDITED)  (continued)
Average Annual Total Returns1 (for the Periods Ended December 31, 2020)
	1 YR (%)	5 YR (%)	10 YR (%)	SINCE INCEPTION2 (%)	EXPENSE RATIO3 (%)
OBCHX	56.51	17.31	9.79	14.31	1.95
OCHIX4	56.79	17.60	10.06	14.59	1.69
MSCI China Net	29.49	15.05	7.61	11.51
Growth of a $10,000 Investment (from October 1, 2005 to December 31, 2020)

Oberweis China Opportunities Fund (OBCHX)
MSCI China Net
$76,776
$52,678
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
10/05
12/06
12/08
12/10
12/12
12/14
12/16
12/18
12/20

1 Performance data represents past performance, which is no guarantee of future results. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting oberweisfunds.com. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. There is no guarantee that the portfolios can achieve their objectives.
The MSCI China Net Index is a free float-adjusted market capitalization-weighted Index of Chinese equities that include China-affiliated corporations and H shares listed on the Hong Kong Exchange, and B shares listed on the Shanghai and Shenzhen exchanges and P chips and foreign listings with minimum dividends reinvested net of withholding tax. The MSCI China net index is unmanaged and is not available for investment.
2 Since Inception returns are from commencement of operations on 10/01/05 for the Fund.
3 Expense ratio is the total annual net fund operating expense ratio as of 12/31/20. The expense ratio gross of any fee waivers or expense reimbursement was 1.95% and 1.69% for Investor Class and Institutional Class, respectively.
4 The Institutional share class (OCHIX) began on May 1, 2017, returns for prior periods represent synthetic returns.

MANAGEMENT DISCUSSION ON FUND PERFORMANCE
(UNAUDITED)  (continued)
Average Annual Total Returns1 (for the Periods Ended December 31, 2020)
	1 YR (%)	5 YR (%)	10 YR (%)	SINCE INCEPTION2 (%)	EXPENSE RATIO3 (%)
OBIOX	62.86	14.96	14.54	11.50	1.60
MSCI World ex-US Small Cap Growth	22.93	11.88	8.32	5.96
Growth of a $10,000 Investment (from February 1, 2007 to December 31, 2020)

$50,000
$40,000
$30,000
$20,000
$10,000
$0
Oberweis International Opportunities Fund (OBIOX)
MSCI World ex US-Small Cap Growth
$45,467
$22,111
2/07
12/07
12/08
12/09
12/10
12/11
12/12
12/13
12/14
12/15
12/16
12/17
12/18
12/19
12/20

1 Performance data represents past performance, which is no guarantee of future results. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting oberweisfunds.com. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. There is no guarantee that the portfolios can achieve their objectives.
The MSCI World ex-US Small Cap Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small cap growth developed and emerging markets excluding the U.S., with minimum dividends reinvested net of withholding tax.
2 Since Inception returns are from commencement of operations on 02/01/07 for the Fund.
3 Expense ratio is the total annual net fund operating expense ratio as of 12/31/20. The expense ratio gross of any fee waivers or expense reimbursement was 1.87%.

MANAGEMENT DISCUSSION ON FUND PERFORMANCE
(UNAUDITED)  (continued)
Average Annual Total Returns1 (for the Periods Ended December 31, 2020)
	1 YR (%)	SINCE INCEPTION2 (%)	EXPENSE RATIO3 (%)
OBEMX	42.81	12.86	1.75
OIEMX	43.15	13.13	1.50
MSCI EM Small-Cap	19.29	3.95
Growth of a $10,000 Investment (from May 1, 2018 to December 31, 2020)

$15,000
Oberweis Emerging Markets Fund (OBEMX)
MSCI EM Small-Cap
$13,810
$10,841
$10,000
$5,000
$0
05/18
06/18
09/18
12/18
12/19
12/20

1 Performance data represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting oberweisfunds.com. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. There is no guarantee that the portfolios can achieve their objectives.
The MSCI EM Small-Cap Index (Net) is a free float-adjusted market capitalization weighted index that measures the performance of Small-Cap stocks in 24 emerging markets.
2 Since Inception returns are from commencement of operations on 05/01/2018 for the Fund.
3 Expense ratio is the total annual net fund operating expense ratio as of 12/31/20. The expense ratio gross of any fee waivers or expense reimbursement was 3.79% and 3.54% for Investor Class and Institutional Class, respectively.

Oberweis Micro-Cap Fund
Schedule of Investments December 31, 2020
	Shares	Value
Equities – 99.0%
Air Transport – 1.3%
Air Transport Services Group, Inc.*	31,100	$974,674
Back Office Support, Human Resources & Consulting – 3.0%
CRA International, Inc.	18,500	942,205
Cross Country Healthcare, Inc.*	63,800	565,906
Heidrick & Struggles International, Inc.	27,000	793,260
		2,301,371
Banks — Diversified – 1.4%
First Foundation, Inc.	26,300	526,000
Mercantile Bank Corp.	19,500	529,815
		1,055,815
Biotechnology – 6.5%
Avid Bioservices, Inc.*	95,500	1,102,070
Castle Biosciences, Inc.*	43,700	2,934,455
Collegium Pharmaceutical, Inc.*	46,000	921,380
		4,957,905
Building Materials – 2.4%
Griffon Corp.	36,800	749,984
Masonite International Corp.*	10,900	1,071,906
		1,821,890
Casinos & Gambling – 0.5%
Full House Resorts, Inc.*	100,000	393,000
Commercial Vehicles & Parts – 3.6%
Commercial Vehicle Group, Inc.*	98,000	847,700
The Shyft Group, Inc.	66,600	1,890,108
		2,737,808
Communications Technology – 2.5%
ADTRAN, Inc.	39,800	587,846
Ooma, Inc.*	59,400	855,360
Ribbon Communications, Inc.*	72,000	472,320
		1,915,526
Computer Services Software & Systems – 21.7%
A10 Networks, Inc.*	88,100	868,666
ChannelAdvisor Corp.*	119,800	1,914,404
Digital Turbine, Inc.*	51,275	2,900,114
Magnite, Inc.*	142,377	4,372,398
See accompanying notes to the financial statements.

Oberweis Micro-Cap Fund (continued)
Schedule of Investments December 31, 2020

	Shares	Value
Model N, Inc.*	39,200	$1,398,656
Perficient, Inc.*	22,500	1,072,125
Upland Software, Inc.*	24,100	1,105,949
Upwork, Inc.*	87,000	3,003,240
		16,635,552
Consumer Electronics – 1.4%
VOXX International Corp.*	82,300	1,050,148
Diversified Manufacturing Operations – 4.3%
Golden Nugget Online Gaming, Inc.*	103,000	2,029,100
Inmode Ltd.*	26,800	1,272,464
		3,301,564
Drug & Grocery Store Chains – 0.5%
Natural Grocers by Vitamin Cottage, Inc.	31,200	428,688
Energy Equipment – 2.5%
Ameresco, Inc.*	36,808	1,922,850
Engineering & Contracting Services – 1.4%
MYR Group, Inc.*	17,600	1,057,760
Financial Data & Systems – 1.0%
International Money Express, Inc.*	48,000	744,960
Healthcare Facilities – 0.7%
The Joint Corp.*	20,000	525,200
Healthcare Services – 2.5%
Addus HomeCare Corp.*	9,900	1,159,191
The Ensign Group, Inc.	10,500	765,660
		1,924,851
Home Building – 1.3%
M/I Homes, Inc.*	22,000	974,380
Household Equipment & Products – 2.4%
Tupperware Brands Corp.*	57,400	1,859,186
Household Furnishings – 1.4%
Flexsteel Industries, Inc.	30,000	1,049,100
Machinery — Industrial – 1.6%
EnPro Industries, Inc.	16,400	1,238,528

See accompanying notes to the financial statements.

Oberweis Micro-Cap Fund (continued)
Schedule of Investments December 31, 2020

	Shares	Value
Medical & Dental Instruments & Supplies – 4.2%
Alphatec Hldgs. Inc.*	164,600	$2,389,992
Antares Pharma, Inc.*	200,600	800,394
		3,190,386
Medical Equipment – 4.8%
Accuray, Inc.*	83,800	349,446
CareDx, Inc.*	45,400	3,289,230
		3,638,676
Oil Well Equipment & Services – 1.7%
Helix Energy Solutions Group, Inc.*	83,300	349,860
Patterson-UTI Energy, Inc.*	114,000	599,640
RPC, Inc.*	100,283	315,891
		1,265,391
Pharmaceuticals – 0.5%
BioDelivery Sciences International, Inc.*	88,600	372,120
Production Technology Equipment – 4.2%
Axcelis Technologies, Inc.*	34,900	1,016,288
Cohu, Inc.*	31,676	1,209,390
Ultra Clean Hldgs., Inc.*	33,600	1,046,640
		3,272,318
Recreational Vehicles & Boats – 1.6%
Malibu Boats, Inc.*	19,100	1,192,604
Restaurants – 0.9%
El Pollo Loco Hldgs., Inc.*	38,000	687,800
Scientific Instruments — Control & Filter – 1.8%
LiqTech International, Inc.*	168,729	1,349,832
Scientific Instruments — Electrical – 1.9%
Allied Motion Technologies, Inc.	18,600	950,460
Preformed Line Products Co.	7,000	479,080
		1,429,540
Scientific Instruments — Gauges & Meters – 0.7%
Vishay Precision Group, Inc.*	17,800	560,344

See accompanying notes to the financial statements.

Oberweis Micro-Cap Fund (continued)
Schedule of Investments December 31, 2020

	Shares	Value
Semiconductors & Components – 2.5%
CEVA, Inc.*	16,600	$755,300
MagnaChip Semiconductor Corp.*	85,300	1,153,256
		1,908,556
Specialty Retail – 4.7%
Boot Barn Hldgs., Inc.*	28,400	1,231,424
Sonic Automotive, Inc.	23,700	914,109
Zumiez, Inc.*	40,300	1,482,234
		3,627,767
Technology — Miscellaneous – 1.7%
Camtek Ltd.*	58,980	1,292,252
Telecommunications Equipment – 2.2%
Clearfield, Inc.*	21,600	533,952
Vocera Communications, Inc.*	28,100	1,166,993
		1,700,945
Textiles Apparel & Shoes – 1.3%
Crocs, Inc.*	16,000	1,002,560
Truckers – 0.4%
Daseke, Inc.*	70,000	406,700
Total Equities
(Cost: $47,329,311)		$75,768,547
Total Investments – 99.0%
(Cost: $47,329,311)		$75,768,547
Other Assets Less Liabilities – 1.0%		778,414
Net Assets – 100%		$76,546,961

* Non-income producing security during the period ended December 31, 2020
See accompanying notes to the financial statements.

Oberweis Small-Cap Opportunities Fund
Schedule of Investments December 31, 2020
	Shares	Value
Equities – 100.5%
Air Transport – 1.0%
Air Transport Services Group, Inc.*	5,300	$166,102
Auto Part – 0.7%
Adient PLC*	3,500	121,695
Back Office Support, Human Resources, & Consulting – 4.7%
ASGN, Inc.*	3,200	267,296
TriNet Group, Inc.*	2,800	225,680
TTEC Hldgs., Inc.	4,000	291,720
		784,696
Banks — Diversified – 0.8%
First Foundation, Inc.*	6,500	130,000
Banks — Savings, Thrifts & Mortgage Lending – 0.7%
Flagstar Bancorp, Inc.	3,000	122,280
Biotechnology – 4.0%
Castle Biosciences, Inc.*	7,200	483,480
Halozyme Therapeutics, Inc*.	4,400	187,924
		671,404
Building Materials – 6.6%
Builders FirstSource, Inc.*	5,900	240,779
Gibraltar Industries, Inc.*	2,100	151,074
Masonite International Corp.*	3,400	334,356
Patrick Industries, Inc.	2,700	184,545
Trex Co., Inc.*	2,200	184,184
		1,094,938
Commercial Finance & Mortgage Companies – 0.8%
PennyMac Financial Services, Inc.	2,000	131,240
Communications Technology – 0.7%
Bandwidth, Inc.*	800	122,936
Computer Services Software & Systems – 21.6%
CACI International, Inc.*	1,100	274,263
ChannelAdvisor Corp.*	27,200	434,656
CommVault Systems, Inc.*	3,400	188,258
LivePerson, Inc.*	2,900	180,467
ManTech International, Corp.	1,600	142,304
Model N, Inc.*	7,500	267,600
Rapid7, Inc.*	3,200	288,512
Shutterstock, Inc.	8,000	573,600
SPS Commerce, Inc.*	1,200	130,308
Upland Software, Inc.*	4,500	206,505
Upwork, Inc.*	26,400	911,328
		3,597,801
See accompanying notes to financial statements.

Oberweis Small-Cap Opportunities Fund  (continued)
Schedule of Investments December 31, 2020

	Shares	Value
Computer Technology – 2.6%
Synaptics, Inc.*	3,200	$308,480
Synnex Corp.	1,600	130,304
		438,784
Diversified Manufacturing Operations – 5.2%
Concentrix Corp.*	1,600	157,920
Golden Nugget Online Gaming, Inc.*	17,100	336,870
Inmode Ltd.*	7,800	370,344
		865,134
Diversified Retail – 1.2%
BJ’s Wholesale Club Hldgs., Inc.*	5,500	205,040
Education Services – 1.8%
Chegg, Inc.*	3,400	307,122
Electronic Components – 1.4%
II-VI, Inc.*	3,000	227,880
Energy Equipment – 1.5%
Arcosa, Inc.	4,600	252,678
Financial Data & Systems – 1.6%
Green Dot Corp.*	4,800	267,840
Foods – 0.7%
B&G Foods, Inc.	4,400	122,012
Forest Products – 1.2%
UFP Industries, Inc.	3,500	194,425
Healthcare Facilities – 1.5%
Select Medical Hldgs. Corp.*	9,100	251,706
Healthcare Services – 5.1%
Acadia Healthcare Co., Inc.*	5,300	266,378
Addus HomeCare Corp.*	1,500	175,635
Amedisys, Inc.*	450	131,999
The Ensign Group, Inc.	3,700	269,804
		843,816

See accompanying notes to financial statements.

Oberweis Small-Cap Opportunities Fund  (continued)
Schedule of Investments December 31, 2020

	Shares	Value
Home Building – 1.1%
M/I Homes, Inc.*	4,300	$190,447
Household Equipment & Products – 3.1%
Tupperware Brands Corp.*	15,800	511,762
Household Furnishings – 2.9%
Tempur Sealy International, Inc.*	18,100	488,700
Insurance — Property Casualty – 1.5%
Stewart Information Services Corp.	5,000	241,800
Machinery — Industrial – 1.7%
Hillenbrand, Inc.	6,900	274,620
Medical & Dental Instruments & Supplies – 2.3%
Cantel Medical Corp.*	2,300	181,378
Merit Medical Systems, Inc.*	3,500	194,285
		375,663
Medical Equipment – 4.7%
CareDX, Inc.*	8,200	594,090
Tandem Diabetes Care, Inc.*	1,900	181,792
		775,882
Medical Services – 0.9%
NeoGenomics, Inc.*	2,700	145,368
Oil Well Equipment & Services – 2.1%
Helmerich & Payne, Inc.*	7,300	169,068
NOV, Inc.*	12,800	175,744
		344,812
Personal Care – 0.8%
Helen of Troy Ltd.*	570	126,648
Production Technology Equipment – 0.6%
Ultra Clean Hldgs., Inc.*	3,400	105,910
Real Estate Services – 1.0%
Realogy Hldgs. Corp.*	12,600	165,312
Scientific Instruments — Pollution Control – 1.8%
Clean Harbors, Inc.*	4,000	304,400
Semiconductors & Components – 3.6%
Advanced Energy Industries, Inc.*	1,300	126,061
MACOM Technology Solutions Hldgs. Inc.*	3,300	181,632
MaxLinear. Inc.*	7,600	290,244
		597,937
Shipping – 1.6%
Matson, Inc.	4,700	267,759
Specialty Retail – 1.0%
Sonic Automotive, Inc.	4,400	169,708

See accompanying notes to financial statements.

Oberweis Small-Cap Opportunities Fund  (continued)
Schedule of Investments December 31, 2020

	Shares	Value
Textiles Apparel & Shoes – 3.4%
Crocs, Inc.*	4,300	$269,438
Deckers Outdoor Corp.*	1,000	286,780
		556,218
Utilities — Telecommunications – 1.0%
Vonage Hldgs. Corp.*	12,000	154,500
Total Equities
(Cost: $11,605,119)		$16,716,975
Total Investments – 100.5%
(Cost: $11,605,119)		$16,716,975
Other Liabilities Less Assets – (0.5)%		(84,169)
Net Assets – 100%		$16,632,806

* Non-income producing security during the period ended December 31, 2020
See accompanying notes to financial statements.

Oberweis Global Opportunities Fund
Schedule of Investments(a) December 31, 2020
	Shares	Value
Equities – 101.0%
Brazil – 1.4%
Arco Platform Ltd.*	12,700	$450,723
B2W — Cia Digital*	30,000	436,699
		887,422
Canada – 0.9%
Ritchie Bros. Auctioneers, Inc.	8,200	569,987
China – 8.4%
21Vianet Group, Inc. ADS*	25,700	891,533
Bilibili, Inc. ADS*	8,900	762,908
Ever Sunshine Lifestyle Services Group Ltd.*	444,000	975,093
GDS Hldgs. Ltd.*	52,000	606,024
Pharmaron Beijing Co. Ltd.	63,200	1,068,498
Weimob, Inc.*	517,000	931,994
		5,236,050
Denmark – 1.2%
ALK-Abello AS*	1,900	782,621
Finland – 3.7%
Metso Outotec Oyj*	127,000	1,276,020
QT Group Oyj*	15,000	1,055,461
		2,331,481
Germany – 1.2%
Shop Apotheke Europe NV*	4,300	778,475
Hong Kong – 1.3%
Minth Group Ltd.*	150,000	793,596
Japan – 10.3%
Capcom Co. Ltd.	10,000	648,527
IR Japan Hldgs. Ltd.	12,100	1,938,591
Kobe Bussan Co. Ltd.	37,200	1,142,970
MedPeer, Inc.*	12,000	951,084
PCA Corp.*	18,000	784,511
Sushiro Global Hldgs. Ltd.	25,000	959,048
		6,424,731
Netherlands – 2.7%
ASM International NV*	4,000	872,847
BE Semiconductor Industries NV*	13,400	804,653
		1,677,500
Norway – 1.7%
Nordic Semiconductor ASA*	66,900	1,074,776
See accompanying notes to financial statements.

Oberweis Global Opportunities Fund  (continued)
Schedule of Investments(a) December 31, 2020

	Shares	Value
South Korea – 1.0%
LEENO Industrial, Inc.	5,000	$621,822
Sweden – 10.5%
BHG Group AB*	74,100	1,617,675
Boozt AB*	25,200	578,423
Evolution Gaming Group AB	8,900	894,758
MIPS AB	11,400	714,798
Sinch AB*	12,900	2,097,865
Stillfront Group AB*	57,000	691,765
		6,595,284
Taiwan – 3.4%
M31 Technology Corp.	132,000	1,590,214
Wiwynn Corp.	21,000	527,315
		2,117,529
United Kingdom – 9.7%
Blue Prism Group PLC*	31,900	749,120
Endava PLC ADS*	9,600	736,800
Focusrite PLC*	39,600	582,114
Gamesys Group PLC	41,000	638,200
GB Group PLC	45,800	585,974
Intermediate Capital Group PLC	53,900	1,268,201
Oxford Instruments PLC	27,700	755,987
Spirent Communications PLC	212,700	768,954
		6,085,350
United States of America – 43.6%
Addus HomeCare Corp.*	4,700	550,323
Alphatec Hldgs., Inc.*	83,700	1,215,324
Amedisys, Inc.*	2,400	703,992
Bandwidth, Inc.*	3,200	491,744
BJ’s Wholesale Club Hldgs., Inc.*	22,500	838,800
CACI International, Inc.*	4,800	1,196,784
CareDX, Inc.*	43,000	3,115,350
Castle Biosciences, Inc.*	35,700	2,397,255
ChannelAdvisor Corp.*	100,600	1,607,588
Crocs, Inc.*	9,500	595,270
Deckers Outdoor Corp.*	4,500	1,290,510
II-VI, Inc.*	18,300	1,390,068
Magnite, Inc.*	40,000	1,228,400
Model N, Inc.*	16,700	595,856
Rapid7, Inc.*	9,500	856,520
Shutterstock, Inc.	11,400	817,380
Synaptics, Inc.*	8,500	819,400
Tandem Diabetes Care, Inc.*	11,200	1,071,616
Tempur Sealy International, Inc.*	22,400	604,800
Trex Co., Inc.*	7,200	602,784
See accompanying notes to financial statements.

Oberweis Global Opportunities Fund  (continued)
Schedule of Investments(a) December 31, 2020

	Shares	Value
Tupperware Brands Corp.*	38,400	$1,243,775
Upwork, Inc.*	118,600	4,094,071
		27,327,610
Total Equities
(Cost: $39,469,431)		$63,304,234
Total Investments – 101.0%
(Cost: $39,469,431)		$63,304,234
Other Liabilities Less Assets – (1.0)%		(629,247)
Net Assets – 100%		$62,674,987

a Certain securities were fair valued under the discretion of the Board of Trustees. (See Note 2)
* Non-income producing security during the period ended December 31, 2020
ADS — American depositary share
Sector Allocations (As A Percentage of Net Assets) (unaudited)
Communication Services	4.1%
Consumer Discretionary	22.7%
Consumer Staples	3.2%
Financials	2.0%
Health Care	18.9%
Industrials	15.1%
Information Technology	35.0%
See accompanying notes to financial statements.

Oberweis China Opportunities Fund
Schedule of Investments(a) December 31, 2020
	Shares	Value
Equities – 101.4%
Air Freight & Logistics – 0.6%
S.F. Hldg. Co. Ltd.*	50,000	$674,651
Auto Components – 2.4%
Changzhou Xingyu Automotive Lighting Systems Co. Ltd.*	15,001	460,556
Fuyao Glass Industry Group Co. Ltd.*	200,000	1,100,853
Minth Group Ltd.*	250,000	1,322,660
		2,884,069
Automobiles – 2.3%
BYD Co. Ltd.*	30,000	789,842
Great Wall Motor Co. Ltd.*	300,000	1,032,170
NIO, Inc. ADS*	20,000	974,800
		2,796,812
Banks – 0.8%
China Merchants Bank Co. Ltd.*	150,000	948,900
Beverages – 2.8%
Kweichow Moutai Co. Ltd.	4,475	1,367,554
Shanxi Xinghuacun Fen Wine Factory Co. Ltd.*	12,000	689,368
Wuliangye Yibin Co. Ltd.*	30,085	1,343,607
		3,400,529
Capital Markets – 0.9%
Huatai Securities Co. Ltd.	400,007	1,101,967
Chemicals – 1.8%
Guangzhou Tinci Materials Technology Co. Ltd.*	75,057	1,193,081
Jiangsu Eastern Shenghong Co. Ltd.*	700,000	1,015,448
		2,208,529
Commercial Service & Supply – 2.5%
Ever Sunshine Lifestyle Services Group Ltd.	960,000	2,108,310
Times Neighborhood Hldgs. Ltd.	1,000,000	936,756
		3,045,066
Diversified Consumer Services – 3.9%
China Education Group Hldgs. Ltd.*	350,000	675,097
New Oriental Education & Technology Group, Inc.*	10,500	1,885,327
TAL Education Group ADS*	30,000	2,145,300
		4,705,724
See accompanying notes to financial statements.

Oberweis China Opportunities Fund  (continued)
Schedule of Investments(a) December 31, 2020

	Shares	Value
Electrical Equipment – 4.2%
Contemporary Amperex Technology Co. Ltd.	48,002	$2,583,723
Sungrow Power Supply Co. Ltd.*	150,000	1,660,929
Xinjiang Goldwing Science & Technology Co. Ltd.*	400,000	806,032
		5,050,684
Electronic Equipment, Instruments & Components – 5.1%
Delta Electronics, Inc.*	130,000	1,219,133
Hangzhou Hikvision Digital Technology Co. Ltd.*	160,005	1,187,440
Luxshare Precision Industry Co. Ltd.	133,753	1,149,513
Maxscend Microelectronics Co. Ltd.*	14,000	1,222,729
Sunny Optical Technology Group Co. Ltd.	60,000	1,310,901
		6,089,716
Entertainment – 0.9%
Bilibili, Inc. ADS*	13,000	1,114,360
Food Products – 1.6%
Sichuan Teway Food Group Co. Ltd.*	60,000	755,592
Tongwei Co. Ltd.*	200,000	1,176,226
		1,931,818
Healthcare Providers & Services – 1.5%
Aier Eye Hospital Group Co. Ltd.	156,000	1,787,533
Hotels, Restaurants & Leisure – 3.8%
Galaxy Entertainment Group Ltd.*	150,000	1,167,674
Jiumaojiu International Hldgs. Ltd.*	550,000	1,675,895
Songcheng Performance Development Co. Ltd.*	200,055	542,484
Xiabuxiabu Catering Management Hldgs. Co. Ltd.*	530,000	1,211,169
		4,597,222
Household Durables – 4.4%
Ecovacs Robotics Co. Ltd.*	49,903	676,175
Gree Electric Appliances, Inc. of Zhuhai	140,000	1,326,986
Hangzhou Great Star Industrial Co. Ltd.*	300,077	1,429,860
Midea Group Co. Ltd.	119,942	1,806,376
		5,239,397
Insurance – 4.3%
AIA Group Ltd.*	110,000	1,340,465
China Life Insurance Co. Ltd.	650,000	1,430,956
New China Life Insurance Co. Ltd.*	400,000	1,560,281
Ping An Insurance Group Co. of China Ltd.	72,000	876,206
		5,207,908
Interactive Media & Services – 6.8%
Autohome, Inc. ADS*	9,000	896,580
Tencent Hldgs. Ltd.	101,000	7,267,286
		8,163,866
Internet & Direct Marketing Retail – 12.8%
Alibaba Group Hldg. Ltd.*	242,000	7,038,412
Dada Nexus Ltd. ADS*	10,000	365,000
See accompanying notes to financial statements.

Oberweis China Opportunities Fund  (continued)
Schedule of Investments(a) December 31, 2020

	Shares	Value
JD.com, Inc.*	56,000	$2,466,360
JD Health International, Inc.*	25,000	483,715
Meituan*	80,000	3,011,457
Pinduoduo, Inc. ADS*	11,000	1,954,370
		15,319,314
Internet Software & Services – 2.3%
21Vianet Group, Inc. ADS*	80,000	2,775,200
Information Technology Services – 1.9%
GDS Hldgs. Ltd.*	196,968	2,295,525
Life Sciences Tools & Services – 4.3%
Pharmaron Beijing Co. Ltd.	85,000	1,437,062
WuXi AppTec Co. Ltd.	81,000	1,588,985
Wuxi Biologics, Inc.*	165,000	2,188,108
		5,214,155
Machinery – 4.6%
Estun Automation Co. Ltd.*	300,000	1,369,322
Hangzhou Oxygen Plant Group Co. Ltd..*	100,093	445,660
Han’s Laser Technology Industry Group Co. Ltd.*	70,000	458,306
Shenzen Inovance Technology Co. Ltd.*	90,000	1,285,297
Techtronic Industries Co. Ltd.	85,000	1,214,934
Zoomlion Heavy Industry Science & Technology Co. Ltd.	650,000	779,950
		5,553,469
Metals & Mining – 4.3%
Angang Steel Co. Ltd.*	2,200,000	897,935
China Molybdenum Co. Ltd.*	1,302,000	851,888
Ganfeng Lithium Co. Ltd.	170,000	2,036,086
Zijin Mining Group Co. Ltd.*	1,200,000	1,359,556
		5,145,465
Pharmaceuticals – 0.8%
Jiangsu Hengrui Medicine Co. Ltd.	55,033	937,618
Real Estate Management & Development – 5.1%
China Resources Land Ltd.	150,000	618,130
China Resources Mixc Lifestyle Services Ltd.*	201,538	934,575
CIFI Hldgs. Group Co. Ltd.	2,042,911	1,731,171
Longfor Group Hldgs. Ltd.	300,000	1,754,833
See accompanying notes to financial statements.

Oberweis China Opportunities Fund  (continued)
Schedule of Investments(a) December 31, 2020

	Shares	Value
Wharf Real Estate Investment Co. Ltd.*	200,000	$1,039,414
		6,078,123
Semiconductors & Semiconductor Equipment – 4.0%
Macronix International Co. Ltd.*	500,000	755,454
Taiwan Semiconductor Manufacturing Co. Ltd.	105,000	1,986,334
Xinyi Solar Hldgs. Ltd.	800,000	2,097,749
		4,839,537
Software – 2.1%
Ming Yuan Cloud Group Hldgs. Ltd.*	107,000	658,959
Weimob, Inc.*	1,000,000	1,802,696
		2,461,655
Specialty Retail – 2.9%
China Tourism Group Duty Free Corp. Ltd.	40,000	1,731,304
China Yongda Automobile Services Hldg. Ltd.*	550,000	912,025
Zhongsheng Group Hldgs. Ltd.*	110,000	785,761
		3,429,090
Technology Hardware, Storage & Peripherals – 0.8%
Xiaomi Corp.*	240,000	1,020,061
Textiles, Apparel & Luxury Goods – 3.6%
Li Ning Co. Ltd.	430,000	2,958,877
Shenzhou International Group Hldgs. Ltd.*	70,000	1,371,869
		4,330,746
Transport Infrastructure – 0.6%
Beijing Capital International Airport Co. Ltd.*	800,000	667,718
Utilities — Gas – 0.7%
Kunlun Energy Co. Ltd.	850,000	736,674
Total Equities
(Cost: $72,231,639)		$121,753,101
Total Investments – 101.4%
(Cost: $72,231,639)		$121,753,101
Other Liabilities Less Assets – (1.4)%		(1,728,504)
Net Assets — 100%		$120,024,597

a Certain securities were fair valued under the discretion of the board of trustees. (See Note 2)
* Non-income producing security during the period ended December 31, 2020
ADS — American depositary share
COUNTRY ALLOCATION (As a Percentage of Net Assets) (unaudited)
China ( Includes the People’s Republic of China, Taiwan and Hong Kong)	101.4%
See accompanying notes to financial statements.

Oberweis International Opportunities Fund
Schedule of Investments(a) December 31, 2020
	Shares	Value
Equities – 97.7%
Australia – 3.6%
Codan Ltd.	110,500	$954,077
Evolution Mining Ltd.	1,747,400	6,724,614
IDP Education Ltd.	262,500	4,023,509
		11,702,200
Belgium – 0.6%
UnifiedPost Group SA*	68,600	2,095,040
Canada – 5.9%
ATS Automation Tooling Systems, Inc.*	113,700	1,996,382
BRP, Inc.	47,200	3,118,115
Cargojet, Inc.	12,700	2,143,406
Kinaxis, Inc.*	18,100	2,564,344
Parex Resources, Inc.*	225,524	3,104,078
Ritchie Bros. Auctioneers, Inc.	90,600	6,297,657
		19,223,982
China – 5.0%
Kingdee International Software Group Co. Ltd.*	1,034,700	4,224,192
Pharmaron Beijing Co. Ltd.	538,900	9,110,973
Venus MedTech Hangzhou, Inc.*	311,800	3,182,089
		16,517,254
Denmark – 1.8%
Pandora A/S	51,400	5,752,577
Finland – 2.5%
Metso Outotec Oyj*	821,036	8,249,275
France – 1.0%
SPIE SA*	145,500	3,172,170
Germany – 3.5%
Aurelius Equity Opportunities SE*	113,323	2,414,655
KION Group AG	23,700	2,055,227
Shop Apotheke Europe NV*	21,089	3,817,969
Westwing Group AG*	77,600	3,139,169
		11,427,020
Israel – 2.0%
Fiverr International Ltd.*	34,200	6,672,420
Japan – 35.4%
BASE, Inc.*	104,700	9,909,657
BayCurrent Consulting, Inc.	82,300	14,443,039
Capcom Co. Ltd.	77,200	5,006,627
IR Japan Hldgs. Ltd.	62,700	10,045,426
ITmedia, Inc.	70,300	1,502,092
J-Stream, Inc.*	38,700	1,999,554
See accompanying notes to financial statements.

Oberweis International Opportunities Fund  (continued)
Schedule of Investments(a) December 31, 2020

	Shares	Value
JMDC, Inc.*	65,600	$3,724,678
Kobe Bussan Co. Ltd.	109,400	3,361,315
Koei Tecmo Hldgs. Co. Ltd.*	85,200	5,201,346
Kusuri no Aoki Hldgs. Co. Ltd.	28,200	2,452,558
M&A Capital Partners Co. Ltd.*	160,800	9,220,373
Medley, Inc.*	184,700	8,135,584
MedPeer, Inc.*	87,500	6,934,990
Oisix ra daichi, Inc.*	57,700	1,747,323
Open House Co. Ltd.	95,500	3,513,250
PLAID, Inc.*	31,200	1,122,541
SHIFT, Inc.*	19,700	2,729,914
Sushiro Global Hldgs. Ltd.	463,600	17,784,582
TechMatrix Corp.	151,200	3,145,117
Tsubaki Nakashima Co. Ltd.	141,400	1,541,384
Wacom Co. Ltd.*	265,900	2,230,542
		115,751,892
Netherlands – 6.9%
Alfen NV*	82,500	8,313,452
ASM International NV	8,800	1,920,264
BE Semiconductor Industries NV	58,100	3,488,832
Constellium SE*	625,200	8,746,548
		22,469,096
Norway – 3.8%
Kahoot AS*	536,400	5,924,172
Nordic Semiconductor ASA*	398,600	6,403,670
		12,327,842
Sweden – 12.9%
Avanza Bank Hldg. AB*	130,300	3,690,007
BHG Group AB*	410,000	8,950,698
Embracer Group AB*	282,700	6,727,553
Indutrade AB*	66,000	1,412,818
Sinch AB*	112,400	18,279,068
Stillfront Group AB*	265,420	3,221,197
		42,281,341
United Kingdom – 12.8%
Blue Prism Group PLC*	166,784	3,916,653
Dunelm Group PLC	134,100	2,220,122
EasyJet PLC*	312,700	3,548,737
Endava PLC ADS*	44,900	3,446,075
Games Workshop Group PLC	27,300	4,179,998
Intermediate Capital Group PLC	399,800	9,406,808
Marks & Spencer Group PLC*	2,237,600	4,150,254
Pets at Home Group PLC	696,263	3,960,882
Spirent Communications PLC	497,000	1,796,758
See accompanying notes to financial statements.

Oberweis International Opportunities Fund  (continued)
Schedule of Investments(a) December 31, 2020

	Shares	Value
Taylor Wimpey PLC*	2,397,300	$5,422,364
		42,048,651
Total Equities
(Cost: $186,015,762)		$319,690,760
Total Investments – 97.7%
(Cost: $186,015,762)		$319,690,760
Other Assets Less Liabilities – 2.3%		7,663,627
Net Assets – 100%		$327,354,387

a Certain securities were fair valued under the discretion of the Board of Trustees. (See Note 2)
* Non-income producing security during the period ended December 31, 2020
ADS — American depositary share
Sector Allocations (As A Percentage of Net Assets) (unaudited)
Communication Services	9.0%
Consumer Discretionary	22.9%
Consumer Staples	1.8%
Energy	0.9%
Financials	7.6%
Healthcare	9.5%
Industrials	19.3%
Information Technology	20.8%
Materials	4.7%
Real Estate	1.2%

See accompanying notes to financial statements.

Oberweis Emerging Markets Fund
Schedule of Investments(a) December 31, 2020
	Shares	Value
Equities – 98.8%
Argentina – 1.2%
Despegar.com Corp.*	9,800	$125,538
Australia – 1.9%
IDP Education Ltd.	13,000	199,260
Brazil – 6.9%
Afya Ltd.*	5,200	131,560
Arco Platform Ltd.*	3,700	131,313
B2W — Companhia Digital*	12,356	179,862
Lojas Renner SA	17,600	147,531
TOTVS SA	27,900	154,266
		744,532
Canada – 2.5%
Lundin Mining Corp.	17,000	150,915
Parex Resources, Inc.*	8,400	115,616
		266,531
Chile – 3.3%
Falabella SA	51,000	188,783
GeoPark Ltd.	12,500	162,375
		351,158
China – 17.2%
China Isotope & Radiation Corp.	41,200	143,112
Chongqing Brewery Co. Ltd.	6,500	118,378
Dada Nexus Ltd. ADS*	9,900	361,350
Guangdong Marubi Biotechnology Co. Ltd.	9,800	78,359
Jiangsu Hengli Hydraulic Co. Ltd.	9,052	156,614
Kingsoft Cloud Hldgs. Ltd. ADS*	2,800	121,940
Li Ning Co. Ltd.	8,500	58,489
Shanghai Weaver Network Co. Ltd.	6,296	97,354
Venus MedTech Hangzhou, Inc.*	13,000	132,672
Weimob, Inc.*	66,000	118,978
Winning Health Technology Group Co. Ltd.	30,360	81,329
Wolong Electric Group Co. Ltd.	45,500	108,680
Yantai Jereh Oilfield Services Group Co. Ltd.	29,900	160,342
Yijiahe Technology Co. Ltd.	7,120	104,483
		1,842,080
Czech Republic – 1.3%
TCS Group Hldg. PLC	4,200	138,186
France – 1.7%
Gaztransport & Technigaz SA	1,850	179,218
See accompanying notes to financial statements.

Oberweis Emerging Markets Fund  (continued)
Schedule of Investments(a) December 31, 2020

	Shares	Value
Greece – 1.3%
Greek Organization of Football Prognostics SA	10,400	$139,042
Hong Kong – 0.8%
SUNeVision Hldgs. Ltd.	100,000	91,022
India – 11.3%
Affle India Ltd.*	6,500	337,255
Amber Enterprises India Ltd.*	3,900	126,002
ESAB India Ltd.	4,025	104,867
MakeMyTrip Ltd.*	4,000	118,120
Navin Fluorine International Ltd.	3,900	139,700
Route Mobile Ltd.*	11,600	174,411
Varun Beverages Ltd.*	17,275	216,983
		1,217,338
Indonesia – 4.7%
PT Bank BTPN Syariah Tbk	340,300	90,895
PT Industri Jamu dan Farmasi Sido Muncul Tbk	1,576,200	90,330
PT Mark Dynamics Indonesia Tbk	1,600,000	95,658
PT Mitra Adiperkasa Tbk*	2,363,900	133,023
PT Sarana Menara Nusantara Tbk	1,427,800	97,614
		507,520
Malaysia – 1.3%
My E.G. Services Bhd*	300,000	143,597
Mexico – 2.4%
Alsea SAB de CV*	86,900	113,060
Prologis Property Mexico SA de CV	65,044	145,911
		258,971
Philippines – 1.0%
Wilcon Depot, Inc.	316,000	111,443
Poland – 1.2%
Dino Polska SA*	1,600	124,086
Russia – 1.2%
HeadHunter Group PLC ADS	4,300	130,075
South Africa – 1.7%
Clicks Group Ltd.	4,980	85,628
Distell Group Hldgs. Ltd.*	14,800	95,719
		181,347
South Korea – 17.3%
AfreecaTV Co. Ltd.	2,000	111,528
Douzone Bizon Co. Ltd.	1,319	126,374
ITM Semiconductor Co. Ltd.*	2,880	151,056
KINX, Inc.	2,520	166,914
See accompanying notes to financial statements.

Oberweis Emerging Markets Fund  (continued)
Schedule of Investments(a) December 31, 2020

	Shares	Value
Korea Investment Hldgs. Co. Ltd.	1,750	$127,520
LEENO Industrial, Inc.	1,705	212,041
NHN KCP Corp.	3,505	221,244
Nice Information Service Co. Ltd.	7,692	175,940
POSCO Chemical Co. Ltd.	2,186	209,899
Seegene, Inc.	310	55,170
Tokai Carbon Korea Co. Ltd.	1,574	181,718
Wonik Ips Co. Ltd.*	2,860	116,708
		1,856,112
Sweden – 1.5%
Medicover AB*	7,900	158,353
Switzerland – 1.8%
Wizz Air Hldgs. PLC*	3,109	194,101
Taiwan – 14.6%
Airtac International Group	6,000	192,844
ASPEED Technology, Inc.	2,000	122,329
Chailease Hldg. Co. Ltd.	15,873	95,008
Chief Telecom, Inc.*	11,000	139,023
Innodisk Corp.	18,340	108,586
LandMark Optoelectronics Corp.*	20,000	201,734
M31 Technology Corp.	30,000	361,412
momo.com, Inc.*	4,000	90,774
Sinbon Electronics Co. Ltd.	18,000	138,762
Taiwan FamilyMart Co. Ltd.	12,000	111,945
		1,562,417
Thailand – 0.7%
Netbay PLC	76,000	70,496
Total Equities
(Cost: $7,406,376)		$10,592,423
Rights – 0.1%
South Korea – 0.1%
POSCO Chemical Co. Ltd.*	521	14,599
Total Rights
(Cost: $0)		$14,599
Total Investments – 98.9%
(Cost: $7,406,376)		$10,607,022
Other Assets Less Liabilities – 1.1%		120,716
Net Assets – 100%		$10,727,738

a Certain securities were fair valued under the discretion of the Board of Trustees. (See Note 2)
* Non-income producing security during the period ended December 31, 2020
ADS — American depositary share
See accompanying notes to financial statements.

Oberweis Emerging Markets Fund  (continued)
Schedule of Investments(a) December 31, 2020

Sector Allocations (As a Percentage of Net Assets) (unaudited)
Communication Services	7.9%
Consumer Discretionary	22.0%
Consumer Staples	8.6%
Energy	5.8%
Financials	4.2%
Healthcare	5.3%
Industrials	11.8%
Information Technology	27.2%
Materials	4.8%
Real Estate	1.3%
See accompanying notes to financial statements.

THE OBERWEIS FUNDS
Statements of Assets and Liabilities December 31, 2020
	Micro-Cap Fund	Small-Cap Opportunities Fund	Global Opportunities Fund
ASSETS
Investment securities at valuea	$75,768,547	$16,716,975	$63,304,234
Cash	1,663,548	107,506	—
Receivable from fund shares sold	2,767	2,611	33,474
Dividends and interest receivable	7,321	3,749	29,311
Prepaid expenses	20,909	13,070	17,589
Total Assets	77,463,092	16,843,911	63,384,608
LIABILITIES
Payable to custodian bank	—	—	584,070
Payable for fund shares redeemed	5,966	1,050	30,430
Payable for securities purchased	798,055	171,447	—
Payable to advisor (see note 3)	63,731	9,411	43,171
Payable to distributor	9,389	1,642	9,231
Accrued expenses	38,990	27,555	42,719
Total Liabilities	916,131	211,105	709,621
NET ASSETS	$76,546,961	$16,632,806	$62,674,987
NET ASSETS
Investor Class	$45,344,746	$7,766,886	$45,565,500
Institutional Class	31,202,215	8,865,920	17,109,487
Total	$76,546,961	$16,632,806	$62,674,987
SHARES OUTSTANDING
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with no par value)
Investor Class	1,558,493	424,654	1,248,150
Institutional Class	1,062,565	479,033	464,079
Total	2,621,058	903,687	1,712,229
NET ASSET VALUE
Investor Class, offering price and redemption price	$29.10	$18.29	$36.51
Institutional Class, offering price and redemption price	$29.36	$18.51	$36.87
ANALYSIS OF NET ASSETS
Capital	$48,155,520	$10,925,027	$38,433,719
Accumulated earnings	28,391,441	5,707,779	24,241,268
Net assets	$76,546,961	$16,632,806	$62,674,987
a Investment securities at cost	$47,329,311	$11,605,119	$39,469,431
See accompanying notes to the financial statements.

THE OBERWEIS FUNDS
Statements of Assets and Liabilities December 31, 2020 (continued)

	China Opportunities Fund	International Opportunities Fund	Emerging Markets Fund
ASSETS
Investment securities at valuea	$121,753,101	$319,690,760	$10,607,022
Cash	—	7,440,868	202,787
Receivable from fund shares sold	10,125	86,591	—
Receivable from securities sold	222,510	300,308	—
Dividends and interest receivable	25,794	836,722	14,700
Prepaid expenses	23,298	38,821	6,723
Total Assets	122,034,828	328,394,070	10,831,232
LIABILITIES
Payable to custodian bank	689,930	—	—
Payable for fund shares redeemed	129,688	261,201	—
Payable for securities purchased	977,262	291,128	—
Payable to advisor (see note 3)	122,339	289,847	80
Payable to distributor	20,106	65,821	156
Accrued expenses	70,906	131,686	103,258
Total Liabilities	2,010,231	1,039,683	103,494
NET ASSETS	$120,024,597	$327,354,387	$10,727,738
NET ASSETS
Investor Class	$98,527,383	$327,354,387	$789,281
Institutional Class	21,497,214	—	9,938,457
Total	$120,024,597	$327,354,387	$10,727,738
SHARES OUTSTANDING
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with no par value)
Investor Class	5,699,921	10,384,468	57,158
Institutional Class	1,233,805	—	714,948
Total	6,933,726	10,384,468	772,106
NET ASSET VALUE
Investor Class, offering price and redemption price	$17.29	$31.52	$13.81
Institutional Class, offering price and redemption price	$17.42	$—	$13.90
ANALYSIS OF NET ASSETS
Capital	$64,813,971	$210,107,050	$7,293,624
Accumulated earnings	55,210,626	117,247,337	3,434,114
Net assets	$120,024,597	$327,354,387	$10,727,738
a Investment securities at cost	$72,231,639	$186,015,762	$7,406,376

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS
Statements of Operations Year Ended December 31, 2020
	Micro-Cap Fund	Small-Cap Opportunities Fund
INVESTMENT INCOME
Dividends	$220,325	$51,741
Total investment income	220,325	51,741
EXPENSES
Investment advisory fees (see note 3)	369,513	50,557
Management fees (see note 3)	246,342	50,557
Distribution fees and shareholder services (see note 3)	89,730	15,257
Transfer agent fees and expenses	68,312	26,334
Custodian fees and expenses	10,518	5,275
Accounting services fees	35,531	29,738
Federal and state registration fees	38,322	32,444
Audit fees	16,503	16,486
Other	37,943	13,979
Total expenses before reimbursed expenses	912,714	240,627
Earnings credit (see note 6)	(2,882)	(1,072)
Expense reimbursement (see note 3)	—	(59,987)
Total expenses	909,832	179,568
NET INVESTMENT LOSS	(689,507)	(127,827)
NET REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
Net realized gains on investment transactions	196,695	1,129,773
Change in net unrealized appreciation/ depreciation on investments	16,794,544	3,466,685
Net realized /unrealized gains on investments	16,991,239	4,596,458
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,301,732	$4,468,631
See accompanying notes to the financial statements.

THE OBERWEIS FUNDS
Statements of Operations Year Ended December 31, 2020 (continued)

	Global Opportunities Fund	China Opportunities Fund	International Opportunities Fund	Emerging Markets Fund
INVESTMENT INCOME:
Dividendsa	$182,340	$830,378	$2,275,397	$102,512
Total investment income	182,340	830,378	2,275,397	102,512
EXPENSES:
Investment advisory fees (see note 3)	208,446	1,225,007	3,346,730	104,189
Management fees (see note 3)	185,285	—	—	—
Distribution fees and shareholder services (see note 3)	85,147	202,905	669,346	1,434
Transfer agent fees and expenses	49,865	129,010	376,809	24,044
Custodian fees and expenses	28,788	132,878	306,478	65,619
Accounting services fees	37,859	63,504	117,579	35,976
Federal and state registration fees	32,636	34,979	27,598	32,117
Audit fees	21,002	20,994	20,986	20,986
Other	29,524	56,895	151,863	12,090
Total expenses before reimbursed expenses	678,552	1,866,172	5,017,389	296,455
Earnings credit (see note 6)	(2,665)	(1,839)	(20,088)	(636)
Expense reimbursement (see note 3)	—	—	(713,556)	(169,359)
Total Expenses	675,887	1,864,333	4,283,745	126,460
NET INVESTMENT LOSS	(493,547)	(1,033,955)	(2,008,348)	(23,948)
NET REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	5,915,376	17,261,326	54,354,028	1,204,000
Net realized gains (losses) on foreign currency transactions	(3,506)	(1,353)	(68,493)	5,834
Net realized gains on investments and foreign currency transactions	5,911,870	17,259,973	54,285,535	1,209,834
Change in net unrealized appreciation/ depreciation on investments and translation of assets and liabilities denominated in foreign currencies	17,113,209	28,837,044	68,435,586	1,997,255
Net realized /unrealized gains on investments and foreign currencies	23,025,079	46,097,017	122,721,121	3,207,089
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,531,532	$45,063,062	$120,712,773	$3,183,141

a
Dividends are net of foreign withholding tax of  $18,771, $55,071, $213,762, and $17,065 for the Global Opportunities Fund, China Opportunities Fund, International Opportunities Fund, and Emerging Markets Fund respectively.

See accompanying notes to the financial statements.

THE OBERWEIS FUNDS
Statements of Changes in Net Assets
	Micro-Cap Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS
Net investment loss	$(689,507)	$(706,980)
Net realized gains on investment transactions	196,695	1,526,728
Change in net unrealized appreciation/depreciation on investments	16,794,544	13,511,984
Net increase in net assets resulting from operations	16,301,732	14,331,732
FROM CAPITAL SHARE TRANSACTIONS
Investor Class
Proceeds from sale of shares	3,637,401	9,676,418
Redemption of shares (see note 5)	(14,654,234)	(27,287,756)
Net decrease from investor class share transactions	(11,016,833)	(17,611,338)
Institutional Class
Proceeds from sale of shares	919,305	18,429,262
Redemption of shares (see note 5)	(7,199,994)	(5,155,907)
Net increase (decrease) from institutional class share transactions	(6,280,689)	13,273,355
Redemption fees (see note 5)	2,917	6,594
Net decrease in net assets resulting from capital share transactions	(17,294,605)	(4,331,389)
Total increase (decrease) in net assets	(992,873)	10,000,343
NET ASSETS
Beginning of year	77,539,834	67,539,491
End of year	$76,546,961	$77,539,834
TRANSACTIONS IN SHARES
Investor Class
Shares sold	179,585	450,856
Less shares redeemed	(698,871)	(1,262,621)
Net decrease from investor class share transactions	(519,286)	(811,765)
Institutional Class
Shares sold	43,937	821,535
Less shares redeemed	(355,588)	(229,559)
Net increase (decrease) from institutional class share transactions	(311,651)	591,976
Net decrease from capital share transactions	(830,937)	(219,789)
See accompanying notes to financial statements.

THE OBERWEIS FUNDS
Statements of Changes in Net Assets (continued)

	Small-Cap Opportunities Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS
Net investment loss	$(127,827)	$(93,178)
Net realized gains on investment transactions	1,129,773	689,390
Change in net unrealized appreciation/depreciation on investments	3,466,685	1,859,667
Net increase in net assets resulting from operations	4,468,631	2,455,879
FROM DISTRIBUTIONS
Distributions to shareholders
Investor Class	(303,928)	(182,129)
Institutional Class	(345,259)	(165,161)
Net decrease in net assets from distributions	(649,187)	(347,290)
FROM CAPITAL SHARE TRANSACTIONS
Investor Class
Proceeds from sale of shares	300,236	150,627
Proceeds from reinvestment of distributions	253,557	153,834
Redemption of shares (see note 5)	(565,249)	(617,320)
Net decrease from investor class share transactions	(11,456)	(312,859)
Institutional Class
Proceeds from sale of shares	1,144,055	208,229
Proceeds from reinvestment of distributions	233,987	143,919
Redemption of shares (see note 5)	(285,226)	(253,831)
Net increase from institutional class share transactions	1,092,816	98,317
Redemption fees (see note 5)	475	5
Net increase (decrease) in net assets resulting from capital share transactions	1,081,835	(214,537)
Total increase in net assets	4,901,279	1,894,052
NET ASSETS
Beginning of year	11,731,527	9,837,475
End of year	$16,632,806	$11,731,527
TRANSACTIONS IN SHARES
Investor Class
Shares sold	22,282	10,835
Shares issued in reinvestment of distributions	13,728	10,698
Less shares redeemed	(36,849)	(44,001)
Net decrease from investor class share transactions	(839)	(22,468)
Institutional Class
Shares sold	98,477	15,223
Shares issued in reinvestment of distributions	12,519	9,919
Less shares redeemed	(19,982)	(18,348)
Net increase from institutional class share transactions	91,014	6,794
Net increase (decrease) from capital share transactions	90,175	(15,674)
See accompanying notes to financial statements.

THE OBERWEIS FUNDS
Statements of Changes in Net Assets (continued)

	Global Opportunities Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
From Operations
Net investment loss	$(493,547)	$(409,167)
Net realized gains (losses) on investment and foreign currency transactions	5,911,870	(649,051)
Change in net unrealized appreciation/depreciation on investments and foreign currencies	17,113,209	10,432,361
Net increase in net assets resulting from operations	22,531,532	9,374,143
From Distributions
Distributions to shareholders
Investor Class	(2,513,432)	—
Institutional Class	(932,307)	—
Net decrease in net assets from distributions	(3,445,739)	—
From Capital Share Transactions
Investor Class
Proceeds from sale of shares	1,186,951	584,666
Proceeds from reinvestment of distributions	2,288,838	—
Redemption of shares (see note 5)	(3,756,924)	(4,538,262)
Net decrease from investor class share transactions	(281,135)	(3,953,596)
Institutional Class
Proceeds from sale of shares	2,240,433	1,457,054
Proceeds from reinvestment of distributions	692,252	—
Redemption of shares (see note 5)	(1,711,663)	(2,013,578)
Net increase (decrease) from institutional class share transactions	1,221,022	(556,524)
Redemption fees (see note 5)	1,244	427
Net increase (decrease) in net assets resulting from capital share transactions	941,131	(4,509,693)
Total increase in net assets	20,026,924	4,864,450
Net Assets
Beginning of year	42,648,063	37,783,613
End of year	$62,674,987	$42,648,063
Transactions in Shares
Investor Class
Shares sold	40,019	25,380
Shares issued in reinvestment of distributions	62,112	—
Less shares redeemed	(143,339)	(196,533)
Net decrease from investor class share transactions	(41,208)	(171,153)
Institutional Class
Shares sold	81,566	63,647
Shares issued in reinvestment of distributions	18,604	—
Less shares redeemed	(61,981)	(88,250)
Net increase (decrease) from institutional class share transactions	38,189	(24,603)
Net decrease from capital share transactions	(3,019)	(195,756)
See accompanying notes to financial statements.

THE OBERWEIS FUNDS
Statements of Changes in Net Assets (continued)

	China Opportunities Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS
Net investment loss	$(1,033,955)	$(639,763)
Net realized gains on investment and foreign currency transactions	17,259,973	8,789,080
Change in net unrealized appreciation/depreciation on investments and foreign currencies	28,837,044	17,102,109
Net increase in net assets resulting from operations	45,063,062	25,251,426
FROM DISTRIBUTIONS
Distributions to shareholders
Investor Class	(10,311,587)	(2,479,581)
Institutional Class	(2,129,840)	(467,251)
Net decrease in net assets from distributions	(12,441,427)	(2,946,832)
FROM CAPITAL SHARE TRANSACTIONS
Investor Class
Proceeds from sale of shares	8,261,354	4,480,265
Proceeds from reinvestment of distributions	9,606,661	2,347,314
Redemption of shares (see note 5)	(21,732,415)	(11,082,392)
Net decrease from investor class share transactions	(3,864,400)	(4,254,813)
Institutional Class
Proceeds from sale of shares	3,446,890	7,307,020
Proceeds from reinvestment of distributions	1,876,619	382,078
Redemption of shares (see note 5)	(3,867,154)	(7,939,086)
Net increase (decrease) from institutional class share transactions	1,456,355	(249,988)
Redemption fees (see note 5)	23,467	146,096
Net decrease in net assets resulting from capital share transactions	(2,384,578)	(4,358,705)
Total increase in net assets	30,237,057	17,945,889
NET ASSETS
Beginning of year	89,787,540	71,841,651
End of year	$120,024,597	$89,787,540
TRANSACTIONS IN SHARES
Investor Class
Shares sold	553,521	399,070
Shares issued in reinvestment of distributions	561,137	190,683
Less shares redeemed	(1,539,155)	(973,140)
Net decrease from investor class share transactions	(424,497)	(383,387)
Institutional Class
Shares sold	221,745	653,458
Shares issued in reinvestment of distributions	108,726	30,887
Less shares redeemed	(251,302)	(704,497)
Net increase (decrease) from institutional class share transactions	79,169	(20,152)
Net decrease from capital share transactions	(345,328)	(403,539)
See accompanying notes to financial statements.

THE OBERWEIS FUNDS
Statements of Changes in Net Assets (continued)

	International Opportunities Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS
Net investment loss	$(2,008,348)	$(812,571)
Net realized gains (losses) on investments and foreign currency transactions	54,285,535	(28,153,929)
Change in net unrealized appreciation/depreciation on investments and foreign currencies	68,435,586	126,930,677
Net increase in net assets resulting from operations	120,712,773	97,964,177
FROM DISTRIBUTIONS
Distributions to shareholders	(1,290,124)	(3,982,313)
Net decrease in net assets from distributions	(1,290,124)	(3,982,313)
FROM CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	38,437,961	49,548,735
Proceeds from reinvestment of distributions	1,140,249	3,548,504
Redemption of shares (see note 5)	(155,930,992)	(321,028,173)
Redemption fees (see note 5)	31,009	38,899
Net decrease from capital share transactions	(116,321,773)	(267,892,035)
Total increase (decrease) in net assets	3,100,876	(173,910,171)
NET ASSETS
Beginning of year	324,253,511	498,163,682
End of year	$327,354,387	$324,253,511
TRANSACTIONS IN SHARES
Shares sold	1,743,571	2,731,672
Shares issued in reinvestment of distributions	36,095	182,348
Less shares redeemed	(8,080,663)	(17,343,717)
Net decrease from capital share transactions	(6,300,997)	(14,429,697)
See accompanying notes to financial statements.

THE OBERWEIS FUNDS
Statements of Changes in Net Assets (continued)

	Emerging Markets Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS
Net investment loss	$(23,948)	$(486)
Net realized gains on investments and foreign currency transactions	1,209,834	49,798
Change in net unrealized appreciation/depreciation on investments and foeign currencies	1,997,255	1,467,078
Net increase in net assets resulting from operations	3,183,141	1,516,390
FROM CAPITAL SHARE TRANSACTIONS
Investor Class
Proceeds from sale of shares	175,609	103,166
Redemption of shares (see note 5)	(182,826)	(42,022)
Net increase (decrease) from investor class share transactions	(7,217)	61,144
Institutional Class
Proceeds from sale of shares	540,546	568,374
Redemption of shares (see note 5)	(957,720)	(614,836)
Net decrease from institutional class share transactions	(417,174)	(46,462)
Redemption fees (see note 5)	522	172
Net increase (decrease) in net assets resulting from capital share transactions	(423,869)	14,854
Total increase in net assets	2,759,272	1,531,244
NET ASSETS
Beginning of year	7,968,466	6,437,222
End of year	$10,727,738	$7,968,466
TRANSACTIONS IN SHARES
Investor Class
Shares sold	15,758	11,398
Less shares redeemed	(19,250)	(4,695)
Net increase (decrease) from investor class share transactions	(3,492)	6,703
Institutional Class
Shares sold	48,846	66,768
Less shares redeemed	(93,794)	(67,626)
Net decrease from institutional class share transactions	(44,948)	(858)
Net increase (decrease) from capital share transactions	(48,440)	5,845
See accompanying notes to financial statements.

THE OBERWEIS FUNDS
Notes to Financial Statements December 31, 2020
1. Description of Organization
Description of business.   The Oberweis Funds (the “Trust”) is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Trust is authorized to operate numerous Funds under various trading strategies. The Trust consists of seven Funds of which six are in this report: the Oberweis Micro-Cap Fund, the Oberweis Small-Cap Opportunities Fund, the Oberweis Global Opportunities Fund, the Oberweis China Opportunities Fund, the Oberweis International Opportunities Fund, and the Oberweis Emerging Markets Fund (collectively, “the Funds”) are each a series of the Trust. Each Fund in this report except for Oberweis International Opportunities Fund currently offers two classes of shares: Investor Class and Institutional Class. Oberweis International Opportunities Fund offers only Investor Class shares. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except each class may be subject to different class expenses as outlined in the relevant prospectus and each class has exclusive voting rights with respect to matters solely affecting such class.
2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are each an investment company and follow accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.”
Investment valuation.   Investments in securities are stated at value as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) (generally 3 p.m., Central Standard Time). Each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sales price on that day. If there has been no sale on such day, then such security is valued at the current day’s bid price. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available is valued at the closing bid price determined on the basis of reasonable inquiry. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. Short-term debt obligations, commercial paper and repurchase agreements are valued on the basis of quoted yields for securities of comparable maturity, quality and type or on the basis of amortized cost.
The Oberweis Global Opportunities Fund, the Oberweis China Opportunities Fund, the Oberweis Emerging Markets Fund and the Oberweis International Opportunities Fund hold foreign equity securities. Foreign securities are fair valued as described in the following circumstances. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the regular trading session of the NYSE. Due to the time differences between the closings of the relevant foreign securities exchanges and the close of the regular trading session of the NYSE for the Funds, the Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to

THE OBERWEIS FUNDS
Notes to Financial Statements December 31, 2020 (continued)

reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When a Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.
Fair Value Measurements.   In accordance with Financial Accounting Standards Board (“FASB”) guidance, the Funds utilize the “Fair Value Measurements and Disclosures” to define fair value, set out a framework for measuring fair value, and expand disclosures regarding fair value measurements.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:
•
Level 1 – Quoted prices in active markets for identical securities.

•
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

•
Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2020:
	Micro-Cap Fund	Small-Cap Opportunities Fund
Level 1 – Equities	$75,768,547	$16,716,975
Total Level 1	75,768,547	16,716,975
Level 2	—	—
Level 3	—	—
Total Investments	$75,768,547	$16,716,975
	Global Opportunities Fund	China Opportunities Fund	International Opportunities Fund
Level 1 – Equities
Total Asia	$2,260,465	$15,824,752	$6,672,420
Total Australia	—	—	—
Total Europe	1,318,914	—	14,287,664
Total North America	27,897,597	—	19,223,982
Total South America	450,723	—	—
Total Level 1	31,927,699	15,824,752	40,184,066
Level 2 – Equities
Total Asia	12,933,263	105,928,349	132,269,146

THE OBERWEIS FUNDS
Notes to Financial Statements December 31, 2020 (continued)

	Global Opportunities Fund	China Opportunities Fund	International Opportunities Fund
Total Australia	—	—	11,702,200
Total Europe	18,006,573	—	135,535,348
Total South America	436,699	—	—
Total Level 2	31,376,535	105,928,349	279,506,694
Level 3	—	—	—
Total Investments	$63,304,234	$121,753,101	$319,690,760

Emerging Markets Fund
Level 1 – Equities
Total Africa	$181,347
Total Asia	775,821
Total Europe	268,261
Total North America	525,502
Total South America	550,786
Total Level 1	2,301,717
Level 2 – Equities
Total Asia	6,640,803
Total Europe	794,800
Total Australia	199,260
Total South America	670,442
Total Level 2	8,305,305
Level 3	—
Total Investments	$10,607,022
The Funds’ assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The pricing service provides fair market valuation on days when the movement in relevant indices exceeds a predetermined threshold.
Foreign Currency Transactions.   The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments and foreign currencies.
Risks Associated with Foreign Securities and Currencies.   Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

THE OBERWEIS FUNDS
Notes to Financial Statements December 31, 2020 (continued)

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.
Fund Share Valuation.   Fund shares are sold and redeemed on a continuous basis at net asset value. On each day the NYSE is open for trading, the net asset value per share is determined as of the later of the close of the NYSE or the CBOE by dividing the total value of each Fund’s investments and other assets, less liabilities, by the number of each Fund’s shares outstanding.
Investment Transactions and Investment Income.   Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund, and interest income is recorded on the accrual basis and includes amortization of premium and discount. Realized gains and losses from investment transactions are reported on an identified cost basis. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.
Fund Expense Allocations.   The Funds account separately for the assets, liabilities and operations of each Fund. Direct expenses of each Fund or class are charged to that Fund or class while general expenses are allocated pro-rata among the Funds based on net assets or other appropriate methods.
Federal Income Taxes and Dividends to Shareholders.   It is the policy of the Funds to continue to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”), applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the period ended December 31, 2020. Therefore, no federal income tax provision is required. Income and capital gains of the Funds are determined in accordance with both tax regulations and accounting principles generally accepted in the U.S. (“GAAP”). Such treatment may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus GAAP.
Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.
For the year ended December 31, 2020, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses, foreign currency transactions, passive foreign investment company (“PFIC”) adjustments and the tax practice known as equalization, were identified and reclassified among the components of the Funds’ net assets.
GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2020, permanent differences in book and tax accounting have been reclassified to paid in capital and accumulated earnings (loss) as follows:

THE OBERWEIS FUNDS
Notes to Financial Statements December 31, 2020 (continued)

	Increases/(Decrease)
	Capital	Accumulated Earnings (Loss)
Micro-Cap Fund	$(615,152)	$615,152
Global Opportunities Fund	(359,168)	359,168
Small-Cap Opportunities Fund	(51,730)	51,730
China Opportunities Fund	1,676,887	(1,676,887)
International Opportunities Fund	(3,008,256)	3,008,256
Emerging Markets Fund	(81)	81
The tax character of distributions paid during the fiscal year ended December 31, 2020 was as follows:
	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Capital Gains	Total Distributions Paid
Micro-Cap Fund	$—	$—	$—
Global Opportunites Fund	—	3,445,739	3,445,739
Small-Cap Opportunities Fund	—	649,187	649,187
China Opportunities Fund	3,116,458	9,324,969	12,441,427
International Opportunities Fund	1,290,124	—	1,290,124
Emerging Markets Fund	—	—	—
The tax character of distributions paid during the fiscal year ended December 31, 2019 was as follows:
	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Capital Gains	Total Distributions Paid
Micro-Cap Fund	$—	$—	$—
Global Opportunites Fund	—	—	—
Small-Cap Opportunities Fund	—	347,290	347,290
China Opportunities Fund	—	2,946,832	2,946,832
International Opportunities Fund	3,982,313	—	3,982,313
Emerging Markets Fund	—	—	—
As of December 31, 2020, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by treasury regulations:
Not Subject to Expiration (Post-Enactment)
	Short-Term	Long-Term
Micro-Cap Fund	$—	$—
Global Opportunites Fund	—	—
Small-Cap Opportunities Fund	—	—
China Opportunities Fund	—	—
International Opportunities Fund	8,525,215	—
Emerging Markets Fund	—	—
The Emerging Markets Fund, Global Opportunities Fund and International Opportunities Fund utilized $848,339, $1,841,821 and $53,575,387, respectively, of its capital loss carryforwards during the year ended December 31, 2020.

THE OBERWEIS FUNDS
Notes to Financial Statements December 31, 2020 (continued)

As of December 31, 2020 the components of accumulated earnings (deficit) on a tax basis were as follows:
	Undistributed ordinary income (deficit)	Undistributed long-term capital gains	Accumulated capital and other losses	Unrealized Appreciation on investments	Unrealized Appreciation / (Depreciation) foreign currency translations and India sales tax
Micro-Cap Fund	$—	$294,230	$—	$28,097,211	$—
Global Opportunites Fund	—	484,077	—	23,756,568	623
Small-Cap Opportunities Fund	—	665,720	—	5,042,059	—
China Opportunities Fund	4,018,595	1,847,223	—	49,344,798	10
International Opportunities Fund	—	—	(8,525,215)	125,724,801	47,751
Emerging Markets Fund	3,022	343,838	—	3,155,147	(67,893)
Accumulated capital and other losses consists of timing differences related to wash sales and capital loss carryforwards.
As of December 31, 2020 the cost of investments for federal income tax purposes are as follows:
	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation
Micro-Cap Fund	$47,671,336	$28,578,830	$(481,619)	$28,097,211
Global Opportunities Fund	39,547,666	24,125,461	(368,893)	23,756,568
Small-Cap Opportunities Fund	11,674,916	5,088,834	(46,775)	5,042,059
China Opportunities Fund	72,408,303	49,996,110	(651,312)	49,344,798
International Opportunities Fund	193,965,959	128,472,463	(2,747,662)	125,724,801
Emerging Markets Fund	7,451,875	3,301,679	(146,532)	3,155,147
The Funds have reviewed all open tax years and major jurisdictions and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and as of December 31, 2020, open federal tax years included the tax years ended 2017 through 2020. The Funds have no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Use of estimates.   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.
Indemnifications.   Under the Trust’s organizational documents, its present and former Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s

THE OBERWEIS FUNDS
Notes to Financial Statements December 31, 2020 (continued)

maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3. Transactions with affiliates
The Funds have written agreements with Oberweis Asset Management, Inc. (“OAM”) as the Funds’ investment advisor and manager. Oberweis Securities, Inc. (“OSI”), the Funds’ principal distributor, is an affiliate of OAM.
Investment advisory agreement.   Under the Advisory Agreement, OAM provides investment advisory services to the Micro-Cap, Global Opportunities, and Small-Cap Opportunities Funds and pursuant to a separate Management Agreement, OAM provides non-investment advisory management services such as administrative, compliance and accounting services to these Funds. For investment advisory services, the Micro-Cap Fund paid monthly investment advisory fees at an annual rate equal to .60% of average daily net assets. The Global Opportunities Fund paid monthly investment advisory fees at an annual rate equal to .45% of the first $50 million of average daily net assets and .40% of average daily net assets in excess of  $50 million. The Small-Cap Opportunities Fund paid monthly investment advisory fees at an annual rate equal to .40% of average daily net assets. For investment advisory and management services, the China Opportunities Fund, the International Opportunities Fund and the Emerging Markets Fund paid monthly investment advisory and management fees at an annual rate equal to 1.25%, 1.25% and 1.25% of average daily net assets, respectively. For the year ended December 31, 2020, the Micro-Cap Fund, Global Opportunities Fund and Small-Cap Opportunities Fund incurred investment advisory fees totaling $369,513, $208,446 and $50,557, respectively. For the year ended December 31, 2020, the China Opportunities Fund, International Opportunities Fund, and Emerging Market Fund incurred investment advisory fees totaling $1,225,007 , $3,346,730 and $104,189, respectively.
Management agreement.   For management services and facilities furnished, the Micro-Cap Fund, Global Opportunities Fund, and Small-Cap Opportunities Fund each paid a monthly fee at an annual rate equal to .40% of average daily net assets. For the year ended December 31, 2020, the Micro-Cap Fund, Global Opportunities Fund, and Small-Cap Opportunities Fund incurred management fees totaling $246,342, $185,285, and $50,557, respectively.
Expense reimbursement.   OAM is contractually obligated to reduce its investment and management fees or reimburse the Micro-Cap Fund and Global Opportunities Fund Investor Class Shares to the extent that total ordinary operating expenses, as defined, exceed in any one year the following amounts expressed as a percentage of each Fund’s average daily net assets: 1.80% of the first $50 million; plus 1.60% of average daily net assets in excess of  $50 million. OAM is contractually obligated to reduce its investment and management fees or reimburse Small-Cap Opportunities Fund, China Opportunities Fund, International Opportunities Fund and Emerging Markets Fund Investor Class Shares to the extent that total ordinary operating expenses, as defined, exceed in any one year 1.55%, 2.24%, 1.60% and 1.75% expressed as a percentage of the Fund’s average daily net assets, respectively. OAM is contractually obligated to reduce its investment and management fees or reimburse the Global Opportunities Fund and Micro-Cap Fund Institutional Class Shares to the extent that total ordinary operating expenses, as

THE OBERWEIS FUNDS
Notes to Financial Statements December 31, 2020 (continued)

defined, exceed in any one year the following amounts expressed as a percentage of each Fund’s average daily net assets: 1.55% of the first $50 million; plus 1.35% of average daily net assets in excess of  $50 million. OAM is contractually obligated to reduce its investment and management fees or reimburse the Small-Cap Opportunities Fund, China Opportunities Fund and Emerging Markets Fund Institutional Class Shares to the extent that total ordinary operating expenses, as defined, exceed in any one year 1.30%, 1.99% and 1.50% expressed as a percentage of the Funds’ average daily net assets, respectively. For the year ended December 31, 2020 OAM reimbursed the Small-Cap Opportunities Fund, the Emerging Markets Fund, and the International Opportunities Fund in the amount of $59,987, $169,359, and $713,556, respectively.
Officers and trustees.   Certain officers and trustees of the Trust are also officers and/or directors of OAM and OSI. During the year ended December 31, 2020, the Trust made no direct payments to its officers and paid $125,000 to its unaffiliated trustees.
Distribution and shareholder service agreement.   The Funds have a distribution and shareholder services agreement with OSI. For services under the distribution and shareholder services agreement, the Funds pay OSI a fee at the annual rate of  .25% of the average daily net assets of Investor Class Shares as compensation for services. For the year ended December 31, 2020, the Micro-Cap Fund, Small-Cap Opportunities Fund, Global Opportunities Fund, China Opportunities Fund, International Opportunities Fund, and Emerging Markets Fund incurred distribution fees totaling $89,730, $15,257, $85,147, $202,905, $669,346, and $1,434, respectively.
Affiliated Commissions.   For the year ended December 31, 2020, the Micro-Cap Fund, Global Opportunities Fund, Small-Cap Opportunities Fund, China Opportunities Fund, Emerging Markets Fund and International Opportunities Fund did not execute any security transactions through OSI and therefore did not pay commissions to OSI.
4. Investment transactions
The cost of securities purchased and proceeds from securities sold during the year ended December 31, 2020, other than money market investments, aggregated $55,786,749 and $71,685,712, respectively, for the Micro-Cap Fund, $57,874,471 and $59,699,084, respectively, for the Global Opportunities Fund, $18,946,377 and $18,079,988, respectively, for the Small-Cap Opportunities Fund, $184,917,466 and $198,626,222, respectively, for the China Opportunities Fund, $343,185,884 and $469,432,682, respectively, for the International Opportunities Fund, $10,537,467 and $10,920,196, respectively, for the Emerging Markets Fund. The Funds did not hold government securities during the year ended December 31, 2020.
The Funds may write covered call options. The premiums received provide a partial hedge (protection) against declining prices and enables each Fund to generate a higher return during periods when OAM does not expect the underlying security to make any major price moves in the near future but still deems the underlying security to be, over the long term, an attractive investment for each Fund. The Funds write covered call options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to

THE OBERWEIS FUNDS
Notes to Financial Statements December 31, 2020 (continued)

determine realized gains or losses. Amounts recovered for securities litigation are included in the realized gains of the Fund and are recorded when received. The Funds did not write covered call options during the year ended December 31, 2020. .
5. Redemption fee
The Oberweis Funds are designed for long-term investors. To discourage market timers, redemptions of shares of the Micro-Cap Fund, Global Opportunities Fund, and Small-Cap Opportunities Fund within 90 days of purchase are subject to a 1% redemption fee of the total redemption amount and 2% for the China Opportunities Fund, the Emerging Markets Fund and the International Opportunities Fund. The redemption fee is deducted from the redemption proceeds and is retained by the Fund.
The redemption fee is retained by the Funds for the expense they incur in connection with shareholder redemptions. Redemption fees received by the Micro-Cap Fund, Small-Cap Opportunities Fund, Global Opportunities Fund, China Opportunities Fund, International Opportunities Fund, and Emerging Markets Fund were $2,917, $475, $1,244, $23,467, $31,009 and $522, respectively, for the year ended December 31, 2020, and $6,594, $5, $427, $146,096, $38,899 and $172, respectively, for the year ended December 31, 2019.
6. Earnings credits and interest charges
The Trust, as part of the agreement with the Custodian, receives credits against its custodian fees on its uninvested cash balances and is allowed to borrow for temporary purposes. Borrowings are not to exceed 5% of the value of each Fund’s total assets at the time of any such borrowing. Interest on amounts borrowed is calculated at the prime rate and is payable monthly. During the year ended December 31, 2020, the Micro-Cap Fund, Small-Cap Opportunities Fund, Global Opportunities Fund, China Opportunities Fund, International Opportunities Fund, and Emerging Markets Fund received credits of  $2,882, $1,072, $2,665, $1,839, $20,088, and $636, respectively. During the year ended December 31, 2020, the Micro-Cap Fund, the Small Cap Opportunities Fund, the Global Opportunities Fund, the China Opportunities Fund, the International Opportunities Fund and the Emerging Markets Fund incurred interest charges of  $949, $84, $119, $829, $6,694, and $118 respectively, which is included in custodian fees and expenses in the Statements of Operations.
7. Subsequent events
In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing of international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Funds, including political, social and economic risks. Any such impact could adversely affect the Funds’ performance, the performance of the securities in which the Funds invest and may lead to losses on your investment in each Fund. The ultimate impact of COVID-19 on the financial performance of the Funds’ investments is not reasonably estimable at this time.
The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

THE OBERWEIS FUNDS
Financial Highlights
Per share income and capital for a share outstanding throughout each period is as follows:
Investor Class	Micro-Cap Fund
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value at beginning of year	$22.40	$18.37	$25.12	$22.02	$17.68
Income (loss) from investment operations:
Net investment lossa	(.26)	(.22)	(.35)	(.32)	(.15)
Net realized and unrealized gains (losses) on investments	6.96	4.25	(2.82)	6.37	4.49
Total from investment operations	6.70	4.03	(3.17)	6.05	4.34
Redemption Feesa	—	—	.03	—	.01
Less distributions:
Distribution from net realized gains on investments	—	—	(3.61)	(2.95)	(.01)
Net asset value at end of year	$29.10	$22.40	$18.37	$25.12	$22.02
Total Return (%)	29.91	21.94	(12.30)	27.90	24.60
Ratio/Supplemental Data
Net Assets at end of year (in thousands)	$45,345	$46,546	$53,094	$92,249	$67,133
Ratio of gross expenses to average net assets (%)	1.59	1.60	1.57	1.58	1.65
Ratio of net expenses to average net assets (%)b	1.58	1.58	1.55	1.54	1.64
Ratio of net investment loss to average net assets (%)	(1.22)	(1.03)	(1.30)	(1.32)	(.80)
Portfolio turnover rate (%)	92	112	119	91	102
Notes:
a The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.
b The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from the advisor.

THE OBERWEIS FUNDS
Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:
Institutional Class	Micro-Cap Fund
	Years Ended December 31,			Period Ended December 31,
	2020	2019	2018	2017a
Net asset value at beginning of period	$22.55	$18.47	$25.17	$23.52
Income (loss) from investment operations:
Net investment lossb	(.21)	(.13)	(.28)	(.18)
Net realized and unrealized gains (losses) on investments	7.02	4.21	(2.84)	4.18
Total from investment operations	6.81	4.08	(3.12)	4.00
Redemption Feesb	—	—	.03	—
Less distributions:
Distribution from net realized gains on investments	—	—	(3.61)	(2.35)
Net asset value at end of period	$29.36	$22.55	$18.47	$25.17
Total Return (%)	30.20	22.09	(12.07)	16.92d
Ratio/Supplemental Data
Net Assets at end of period (in thousands)	$31,202	$30,994	$14,445	$9,346
Ratio of gross expenses to average net assets (%)	1.34	1.34	1.33	1.32e
Ratio of net expenses to average net assets (%)c	1.33	1.32	1.32	1.28e
Ratio of net investment loss to average net assets (%)	(.97)	(.61)	(1.05)	(1.04)e
Portfolio turnover rate (%)	92	112	119	91
Notes:
a For the period from May 1, 2017 (commencement of operations) through December 31, 2017.
b The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.
c The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from the advisor.
d Not annualized
e Annualized.

THE OBERWEIS FUNDS
Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:
Investor Class	Small-Cap Opportunities Fund
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value at beginning of year	$14.36	$11.83	$16.40	$13.89	$13.48
Income (loss) from investment operations:
Net investment lossa	(.17)	(.13)	(.18)	(.22)	(.22)
Net realized and unrealized gains (losses) on investments	4.84	3.10	(1.05)	3.77	1.22
Total from investment operations	4.67	2.97	(1.23)	3.55	1.00
Redemption Feesa	—	—	—	—	—
Less distributions:
Distribution from net realized gains on investments	(.74)	(.44)	(3.34)	(1.04)	(.59)
Net asset value at end of year	$18.29	$14.36	$11.83	$16.40	$13.89
Total Return (%)	32.47	25.07	(7.23)	25.54	7.38
Ratio/Supplemental Data
Net Assets at end of year (in thousands)	$7,767	$6,110	$5,299	$7,533	$9,385
Ratio of gross expenses to average net assets (%)	2.03	2.21	2.13	2.29	2.40
Ratio of net expenses to average net assets (%)b	1.55	1.55	1.55	1.72	2.00
Ratio of net investment loss to average net assets (%)	(1.14)	(.95)	(1.06)	(1.42)	(1.67)
Portfolio turnover rate (%)	147	142	160	142	150
Notes:
a The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.
b The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from the advisor.

THE OBERWEIS FUNDS
Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:
Institutional Class	Small-Cap Opportunities Fund
	Years Ended December 31,			Period Ended December 31,
	2020	2019	2018	2017a
Net asset value at beginning of period	$14.49	$11.90	$16.44	$15.20
Income (loss) from investment operations:
Net investment lossb	(.13)	(.10)	(.14)	(.11)
Net realized and unrealized gains (losses) on investments	4.89	3.13	(1.06)	2.39
Total from investment operations	4.76	3.03	(1.20)	2.28
Redemption Feesb	—	—	—	—
Less distributions:
Distribution from net realized gains on investments	(.74)	(.44)	(3.34)	(1.04)
Net asset value at end of period	$18.51	$14.49	$11.90	$16.44
Total Return (%)	32.80	25.43	(7.05)	14.99d
Ratio/Supplemental Data
Net Assets at end of period (in thousands)	$8,866	$5,622	$4,538	$3,564
Ratio of gross expenses to average net assets (%)	1.78	1.96	1.88	1.86e
Ratio of net expenses to average net assets (%)c	1.30	1.30	1.30	1.30e
Ratio of net investment loss to average net assets (%)	(.89)	(.69)	(.80)	(.97)e
Portfolio turnover rate (%)	147	142	160	142
Notes:
a For the period from May 1, 2017 (commencement of operations) through December 31, 2017.
b The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.
c The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from the advisor.
d Not annualized
e Annualized.

THE OBERWEIS FUNDS
Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:
Investor Class	Global Opportunities Fund
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value at beginning of year	$24.82	$19.75	$28.36	$24.13	$24.78
Income (loss) from investment operations:
Net investment lossa	(.32)	(.24)	(.20)	(.19)	(.24)
Net realized and unrealized gains (losses) on investments and translation of assets and liabilities denominated in foreign currency	14.13	5.31	(7.09)	8.21	(.14)
Total from investment operations	13.81	5.07	(7.29)	8.02	(.38)
Redemption feesa	—	—	—	—	—
Less distributions:
Distribution from net realized gains on investments	(2.12)	—	(1.32)	(3.79)	(.27)
Net asset value at end of year	$36.51	$24.82	$19.75	$28.36	$24.13
Total Return (%)	55.55	25.67	(25.66)	33.30	(1.54)
Ratio/Supplemental Data
Net Assets at end of year (in thousands)	$45,566	$32,004	$28,847	$47,856	$44,604
Ratio of gross expenses to average net assets (%)	1.53	1.58	1.52	1.52	1.59
Ratio of net expenses to average net assets (%)b	1.53	1.55	1.50	1.50	1.59
Ratio of net investment loss to average net assets (%)	(1.14)	(1.07)	(.72)	(.67)	(.99)
Portfolio turnover rate (%)	129	120	155	137	126
Notes:
a The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.
b The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from the advisor.

THE OBERWEIS FUNDS
Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:
Institutional Class	Global Opportunities Fund
	Years Ended December 31,			Period Ended December 31,
	2020	2019	2018	2017a
Net asset value at beginning of period	$24.99	$19.84	$28.41	$27.42
Income (loss) from investment operations:
Net investment lossb	(.25)	(.18)	(.13)	(.12)
Net realized and unrealized gains (losses) on investments and translation of assets and liabilities denominated in foreign currency	14.25	5.33	(7.12)	4.90
Total from investment operations	14.00	5.15	(7.25)	4.78
Redemption Feesb	—	—	—	—
Less distributions:
Distribution from net realized gains on investments	(2.12)	—	(1.32)	(3.79)
Net asset value at end of period	$36.87	$24.99	$19.84	$28.41
Total Return (%)	55.94	25.96	(25.48)	17.49e
Ratio/Supplemental Data
Net Assets at end of period (in thousands)	$17,109	$10,644	$8,937	$7,919
Ratio of gross expenses to average net assets (%)	1.28	1.33	1.28	1.20d
Ratio of net expenses to average net assets (%)c	1.27	1.30	1.25	1.18d
Ratio of net investment loss to average net assets (%)	(.88)	(.78)	(.49)	(.59)d
Portfolio turnover rate (%)	129	120	155	137
Notes:
a For the period from May 1, 2017 (commencement of operations) through December 31, 2017.
b The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.
c The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from the advisor.
d Annualized.
e Not annualized.

THE OBERWEIS FUNDS
Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:
Investor Class	China Opportunities Fund
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value at beginning of year	$12.33	$9.35	$15.95	$10.94	$12.15
Income (loss) from investment operations:
Net investment lossa	(.16)	(.09)	(.10)	(.06)	(.11)
Net realized and unrealized gains (losses) on investments and translation of assets and liabilities denominated in foreign currencies	7.11	3.47	(4.06)	6.07	(1.01)
Total from investment operations	6.95	3.38	(4.16)	6.01	(1.12)
Redemption Feesa	—	.02	—	—	—
Less dividends and distributions:
Distribution from net realized gains on investments	(1.99)	(.42)	(2.44)	(.98)	(.09)
Dividends from net investment income	—	—	—	(.02)	—
Total dividends and distributions	(1.99)	(.42)	(2.44)	(1.00)	(.09)
Net asset value at end of year	$17.29	$12.33	$9.35	$15.95	$10.94
Total Return (%)	56.51	36.33	(26.01)	55.05	(9.22)
Ratio/Supplemental Data
Net Assets at end of year (in thousands)	$98,527	$75,487	$60,844	$107,190	$91,197
Ratio of gross expenses to average net assets (%)	1.95	1.95	1.91	1.92	1.99
Ratio of net expenses to average net assets (%)b	1.95	1.84	1.86	1.91	1.98
Ratio of net investment loss to average net assets (%)	(1.11)	(.77)	(.68)	(.38)	(.93)
Portfolio turnover rate (%)	192	184	85	97	125
Notes:
a The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.
b The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from the advisor.

THE OBERWEIS FUNDS
Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:
Institutional Class	China Opportunities Fund
	Years Ended December 31,			Period Ended December 31,
	2020	2019	2018	2017a
Net asset value at beginning of period	$12.39	$9.36	$15.93	$12.78
Income (loss) from investment operations:
Net investment lossb	(.13)	(.07)	(.06)	(.01)
Net realized and unrealized gains (losses) on investments and translation of assets and liabilities denominated in foreign currencies	7.15	3.50	(4.07)	4.19
Total from investment operations	7.02	3.43	(4.13)	4.18
Redemption feesb	—	.02	—	—
Less dividends and distributions:
Distribution from net realized gains on investments	(1.99)	(.42)	(2.44)	(.98)
Dividends from net investment income	—	—	—	(.05)
Total dividends and distributions	(1.99)	(.42)	(2.44)	(1.03)
Net asset value at end of period	$17.42	$12.39	$9.36	$15.93
Total return (%)	56.79	36.82	(25.85)	32.87e
Ratio/Supplemental Data
Net Assets at end of period (in thousands)	$21,497	$14,301	$10,998	$14,087
Ratio of gross expenses to average net assets (%)	1.69	1.70	1.65	1.60d
Ratio of net expenses to average net assets (%)c	1.69	1.59	1.61	1.59d
Ratio of net investment loss to average net assets (%)	(.85)	(.55)	(.42)	(.12)d
Portfolio turnover rate (%)	192	184	85	97
Notes:
a For the period from May 1, 2017 (commencement of operations) through December 31, 2017.
b The net investment loss per share data and the redemption fee data were determined using average shares outstanding during the period.
c The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from the advisor.
d Annualized.
e Not annualized.

THE OBERWEIS FUNDS
Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:
Investor Class	International Opportunities Fund
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value at beginning of year	$19.43	$16.01	$25.49	$20.19	$21.33
Income (loss) from investment operations:
Net investment income (loss)a	(.16)	(.03)	(.04)	(.04)	.01
Net realized and unrealized gains (losses) on investments and translation of assets and liabilities denominated in foreign currencies	12.37	3.69	(6.30)	8.26	(1.15)
Total from investment operations	12.21	3.66	(6.34)	8.22	(1.14)
Redemption Feesa	—	—	—	—	.01
Less dividends and distributions:
Distribution from net realized gains on investments	—	—	(3.10)	(2.85)	—
Dividends from net investment income	(.12)	(.24)	(.04)	(.07)	(.01)
Total dividends and distributions	(.12)	(.24)	(3.14)	(2.92)	(.01)
Net asset value at end of year	$31.52	$19.43	$16.01	$25.49	$20.19
Total return (%)	62.86	22.85	(24.73)	40.77	(5.28)
Ratio/Supplemental Data
Net Assets at end of year (in thousands)	$327,354	$324,254	$498,164	$905,392	$708,514
Ratio of gross expenses to average net assets (%)	1.87	1.82	1.77	1.79	1.82
Ratio of net expenses to average net assets (%)(b)	1.60	1.60	1.60	1.60	1.60
Ratio of net investment income (loss) to average net assets (%)	(.75)	(.19)	(.16)	(.18)	.05
Portfolio turnover rate (%)	130	142	145	153	139
Notes:
a The net investment income (loss) per share data and the redemption fee data were determined using average shares outstanding during the period.
b The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from the advisor.

THE OBERWEIS FUNDS
Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:
Investor Class	Emerging Markets Fund
	Years Ended December 31,		Period Ended December 31, 2018a
	2020	2019
Net asset value at beginning of period	$9.67	$7.89	$10.00
Income (loss) from investment operations:
Net investment (loss)b	(.06)	(.02)	(.01)
Net realized and unrealized gains (losses) on investments and translation of assets and liabilities denominated in foreign currencies	4.20	1.80	(2.10)
Total from investment operations	4.14	1.78	(2.11)
Redemption Feesb	—	—	—
Net asset value at end of period	$13.81	$9.67	$7.89
Total Return (%)	42.81	22.56	(21.10)e
Ratio/Supplemental Data
Net Assets at end of period (in thousands)	$789	$587	$426
Ratio of gross expenses to average net assets (%)	3.79	3.86	3.99d
Ratio of net expenses to average net assets (%)c	1.75	1.75	1.75d
Ratio of net investment loss to average net assets (%)	(.54)	(.21)	(.15)d
Portfolio turnover rate (%)	131	153	111e
Notes:
a For the period from May 1, 2018 (commencement of operations) through December 31, 2018.
b The net investment income (loss) per share data and the redemption fee data were determined using average shares outstanding during the period.
c The ratios in this row reflect the impact, if any, of expense offset arrangements with the advisor, and expense reimbursement form the advisor
d Annualized.
e Not Annualized

THE OBERWEIS FUNDS
Financial Highlights (continued)

Per share income and capital for a share outstanding throughout each period is as follows:
Institutional Class	Emerging Markets Fund
	Years Ended December 31,		Period Ended December 31, 2018a
	2020	2019
Net asset value at beginning of period	$9.71	$7.90	$10.00
Income (loss) from investment operations:
Net investment income (loss)b	(.03)	—	.01
Net realized and unrealized gains (losses) on investments and translation of assets and liabilities denominated in foreign currencies	4.22	1.81	(2.11)
Total from investment operations	4.19	1.81	(2.10)
Redemption Feesb	—	—	—
Net asset value at end of period	$13.90	$9.71	$7.90
Total Return (%)	43.15	22.91	(21.00)e
Ratio/Supplemental Data
Net Assets at end of period (in thousands)	$9,938	$7,382	$6,012
Ratio of gross expenses to average net assets (%)	3.54	3.61	3.74d
Ratio of net expenses to average net assets (%)c	1.50	1.50	1.50d
Ratio of net investment income (loss) to average net assets (%)	(.26)	—	.10d
Portfolio turnover rate (%)	131	153	111e
Notes:
a For the period from May 1, 2018 (commencement of operations) through December 31, 2018.
b The net investment income (loss) per share data and the redemption fee data were determined using average shares outstanding during the period.
c The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian, and expense reimbursement form the advisor
d Annualized.
e Not Annualized

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Oberweis Funds
and the Shareholders of Oberweis Micro-Cap Fund, Oberweis Small-Cap Opportunities Fund, Oberweis Global Opportunities Fund, Oberweis China Opportunities Fund, Oberweis International Opportunities Fund, and Oberweis Emerging Markets Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Oberweis Micro-Cap Fund, Oberweis Small-Cap Opportunities Fund, Oberweis Global Opportunities Fund, Oberweis China Opportunities Fund, Oberweis International Opportunities Fund, and Oberweis Emerging Markets Fund, each a series of shares of beneficial interest in The Oberweis Funds, (the “Funds”), including the schedules of investments, as of December 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”).
Financial Highlights
Investor Class: Micro-Cap Fund Small-Cap Opportunities Fund Global Opportunities Fund China Opportunities Fund International Opportunities Fund	For each of the years in the five-year period ended December 31, 2020
Investor Class: Emerging Markets Fund	For each of the years in the two-year period ended December 31, 2020 and for the period May 1, 2018 (commencement of operations) to December 31, 2018
Institutional Class: Micro-Cap Fund Small-Cap Opportunities Fund Global Opportunities Fund China Opportunities Fund	For each of the years in the three-year period ended December 31, 2020 and for the period May 1, 2017 (commencement of operations) to December 31, 2017
Institutional Class: Emerging Markets Fund	For each of the years in the two-year period ended December 31, 2020 and for the period May 1, 2018 (commencement of operations) to December 31, 2018
In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights as detailed above, in conformity with accounting principles generally accepted in the United States of America.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM (continued)
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
BBD, LLP
We have served as the auditor of one or more of the Funds in The Oberweis Funds since 2016.
Philadelphia, Pennsylvania
February 24, 2021

[This page intentionally left blank.]

TRUSTEES AND OFFICERS OF THE OBERWEIS FUNDS (unaudited)
Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served
NONINTERESTED TRUSTEES
Katherine Smith Dedrick (63) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since November, 20041
Gary D. McDaniel (72) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since April, 20041
James G. Schmidt (73) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since December, 20031
INTERESTED TRUSTEES
James D. Oberweis (74) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee2	Trustee since July, 19861
James W. Oberweis (46) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	President	Officer since August, 19963
Patrick B. Joyce (61) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Executive Vice President Chief Compliance Officer and Treasurer	Officer since October, 19943
David I. Covas (45) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Vice President	Officer since August, 20043
Kenneth S. Farsalas (50) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Vice President	Officer since August, 20093
Eric V. Hannemann (47) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Secretary	Officer since August, 20053
1 Unless otherwise noted, each trustee shall serve as a trustee of the Funds until the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such trustee or of a successor to such trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such trustee sooner dies, resigns, retires or is removed.
2 James D. Oberweis is an interested trustee of the Funds since he is a shareholder of Oberweis Asset Management, Inc., the Funds’ investment advisor.
3 Elected annually by board of trustees.
The Statement of Additional Information includes additional information about Fund officers and trustees and is available upon request without charge, by calling the Fund at 800-323-6166.

TRUSTEES AND OFFICERS OF THE OBERWEIS FUNDS
(unaudited) (continued)
Principal Occupation Last Five Years	Number of Portfolios Overseen by Trustee	Other Directorships

President – Smith Dedrick Properties, Inc., 2016 to present; President – KSD Law P.C., 2015 to present; President – KSD Global Consulting, Inc., 2015 to present; Executive Committee Member, Risk Worldwide NZ Ltd., 2011 to 2016; President – Aggressive Publishing, Inc., 2010 to present; Member – Risk Worldwide LLC, 2007 to 2016; Partner – Childress Duffy, Ltd., 2007 to 2015.	7	None
	7	None
Senior Vice President and Chief Financial Officer – Federal Heath Sign Co., May 2003 to December 2019.	7	None

Illinois State Senator, January 2013 to January 2021; Chairman – Oberweis Dairy, Inc. December, 1986 to present.	7	None
President – Oberweis Asset Management, Inc., September, 2001 to present; Portfolio Manager from December, 1995 to present; President and Director – Oberweis Securities, Inc., September, 1996 to present.	Not Applicable	None
Executive Vice President, Secretary and Director – Oberweis Asset Management, Inc., September, 1994 to present; Executive Vice President and Director – Oberweis Securities, Inc. September, 1996 to present.	Not Applicable	None
Vice President – Oberweis Asset Management, Inc., September, 2003 to present.	Not Applicable	None
Vice President – Oberweis Asset Management, Inc., November 2004 to present.	Not Applicable	None
Vice President of Accounting – Oberweis Asset Management, Inc. and Oberweis Securities, Inc., June, 2004 to present.	Not Applicable	None

THE OBERWEIS FUNDS
Supplemental Information (unaudited)
Qualified Dividend Income
For the year ended December 31, 2020, 4.91% and 94.36% of the dividends paid from net investment income for the China Opportunities and International Opportunities Fund, respectively, are designated as qualified dividend income.
Long-Term Capital Gains
The Global Opportunities Fund, Small-Cap Opportunities Fund and China Opportunities Fund designate $3,445,739, $649,187 and $9,324,969 respectively, as long-term capital gain distribution.
Foreign Taxes Paid
Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the China Opportunities Fund, Emerging Markets Fund, International Opportunities Fund and Global Opportunities Fund, respectively, designate $889,184, $119,577, $2,489,159 and $201,111 of income derived from foreign sources and $55,071, $83,027, $213,862 and $18,772 of foreign taxes paid for the period ended December 31, 2020.
Of the ordinary income (including short-term capital gain) distributions made (or to be made) for the year ended December 31, 2020, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:
	Foreign Source Income	Foreign Taxes Paid
China Opportunities Fund	$0.1282	$0.0079
Emerging Markets Fund	0.1549	0.1075
International Opportunities Fund	0.2397	0.0206
Global Opportunities Fund	0.1175	0.0110
Proxy Voting:
The Oberweis Funds has delegated authority to vote proxies related to the Funds’ (Micro-Cap Fund, Small-Cap Opportunities Fund, Global Opportunities Fund, China Opportunities Fund, International Opportunities Fund and Emerging Markets Fund) Portfolio securities to the Funds’ investment advisor, Oberweis Asset Management, Inc. (“OAM”). A description of the policies and procedures that OAM uses in fulfilling this responsibility is available, without charge upon request, by calling 1-800-323-6166. It also appears on www.oberweisfunds.com and in the Funds’ Statement of Additional Information, which can be found on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended December 31 is available (1) without charge, upon request, by calling 1-800-323-6166, and (2) on the SEC’s website at http://www.sec.gov.
Availability of Schedules of Portfolio Investments:
The Funds file their complete schedule of portfolio investments with the SEC for the first and third quarter of each fiscal year (March 31 and September 30) on Form NPORT. The Funds’ Forms NPORT are available, without charge, on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE OBERWEIS FUNDS
Supplemental Information (unaudited) (continued)

Approval of Investment Advisory Agreements and Investment Sub-Advisory Agreement
The Investment Advisory Agreement between The Oberweis Funds (the “Trust”) and Oberweis Asset Management, Inc. (“OAM”) with respect to the Micro-Cap Fund, the Global Opportunities Fund and the Small-Cap Opportunities Fund and the Investment Advisory and Management Agreements between the Trust and OAM with respect to the International Opportunities Fund, the China Opportunities Fund and the Emerging Markets Fund (collectively, the “Advisory Agreements”) (the above-noted funds of the Trust are collectively referred to as the “Funds”), and the Investment Sub-Advisory Agreement between OAM and Oberweis Asset Management (Hong Kong) Limited (“OAMHK”), a wholly owned subsidiary of OAM, with respect to the China Opportunities Fund (the “Sub-Advisory Agreement” and together with the Advisory Agreements, the “Agreements”) were last approved by the Board of Trustees of the Trust (the “Board”), including all of the trustees who are not parties to the Agreements or interested persons of any such party (the “independent trustees”), at a meeting on August 20, 2020. The Board, including a majority of the independent trustees, determined that the continuation of the applicable Agreements was in the best interests of each of the Funds.
The Board noted that OAM has been associated with each of the Funds since its inception. The Board recognized that a long-term relationship with a capable, conscientious investment adviser is in the best interests of each Fund, and that shareholders have invested in the Funds knowing that OAM manages the Funds and knowing the investment advisory and management fee schedules.
Nature, Quality and Extent of Services.   With respect to the nature, quality and extent of the services provided (i) to the Funds by OAM pursuant to the Advisory Agreements and (ii) to the China Opportunities Fund by OAMHK pursuant to the Sub-Advisory Agreement, the Board considered the background and experience of OAM and OAMHK, the functions performed by OAM and OAMHK and the personnel providing such services, the management capabilities of OAM and OAMHK, the information contained in OAM’s and OAMHK’s Forms ADV, OAM’s financial condition and the compliance reports provided to the Board, and the culture of compliance created by OAM and OAMHK, including the competency of the Trust’s chief compliance officer. The Board also considered the experience, academic background, long tenure, structure and size of the portfolio management/strategy investment teams and their respective roles, the investment process with respect to the types of investments held by the Funds, as well as the honesty and integrity of OAM and OAMHK, and that, in the Board’s experience, OAM and OAMHK personnel are open and forthright with the Board. In addition, the Board considered that OAM and OAMHK are research-oriented firms that conduct extensive research in connection with managing the Funds and also considered the competitive pressure on active management.
The Board reviewed the investment performance of each Fund as compared to a peer universe of funds provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider (the “Performance Universe”), and as compared to the performance of a relevant market benchmark index. With respect to Fund performance, the Board considered each Fund’s performance over the one-, three-, five- and ten-year periods ended June 30, 2020, as applicable, including any periods of outperformance or underperformance as compared to the performance of the relevant market benchmark index and the Fund’s Performance Universe Average. The Board noted that each Fund,

THE OBERWEIS FUNDS
Supplemental Information (unaudited) (continued)

except the Micro-Cap Fund and the Small-Cap Opportunities Fund, outperformed its relevant market benchmark index and Performance Universe Average for all periods reviewed. The Board also noted that while the Micro-Cap Fund underperformed relative to its relevant market benchmark index for the one- and three-year periods, the Micro-Cap Fund had outperformed its relevant market benchmark index for the five- and ten-year periods and outperformed the Performance Universe Average for all periods reviewed. In addition, the Board noted that the Small-Cap Opportunities Fund outperformed its relevant market benchmark index for the three-year period. In light of the information provided and the considerations made, the Board concluded that the nature, quality and extent of the services provided to each Fund by OAM and to the China Opportunities Fund by OAMHK have been and are expected to remain satisfactory.
Fees and Expenses.   The Board considered the combined investment advisory and management fees charged to each Fund by OAM (the “management fees”) as compared to the management fees of a peer group of funds provided by Broadridge (the “Expense Group”) and the expense ratio(s) of each Fund as compared to the expense ratios of the Expense Group. The Board considered information provided by Broadridge on how it selected the peer funds included in the Expense Group for each Fund and considered certain limitations as to the comparability of the data provided. Based on the information provided, the Board noted that the management fees charged to each Fund, except the International Opportunities Fund, the China Opportunities Fund and the Micro-Cap Fund were the same as, below or near to the median management fee of its Expense Group. The Board also noted that, although the management fees charged to the International Opportunities Fund, the China Opportunities Fund and the Micro-Cap Fund were above the median management fee of the applicable Expense Group, such fees were within a reasonable range of the applicable median. With respect to the investment sub-advisory fees paid to OAMHK relating to the China Opportunities Fund, the Board noted that such fees are paid by OAM and not the China Opportunities Fund.
The Board noted that the expense ratio for each Fund’s Institutional Class, as applicable, was the same as, below or near the median of the expense ratio of its applicable Expense Group. The Board also noted that, although the expense ratio of each Fund’s Investor Class and for the International Opportunities Fund was above the median expense ratio of its applicable Expense Group, such expense ratio was within a reasonable range of the applicable median.
In addition, the Board considered management fees paid to OAM by other clients. With respect to OAM’s other clients, the Board recognized that the mix of services provided to the Funds, the level of responsibility required under the Advisory Agreements with the Funds, and the regulatory and operational requirements with respect to the Funds are greater than OAM’s obligations for similar client accounts, and that the management fees for such accounts are less relevant to the Board’s consideration of the management fees for the Funds because they reflect different competitive forces than those in the mutual fund marketplace. Based on the information provided, the Board concluded that each Fund’s management fees were reasonable and appropriate in amount, given the nature, quality and extent of the services provided and taking into consideration relevant circumstances.
Profitability.   With respect to the costs of services provided and profits realized by OAM, the Board considered the management fees received by OAM from each of the Funds as well as the level, quality and expense of OAM’s staff and the services that OAM provides. The Board also considered the explanation from OAM that the profits realized by OAM

THE OBERWEIS FUNDS
Supplemental Information (unaudited) (continued)

specifically from the relationship with the Funds could not be identified due to the impracticality of expense allocation, noting the difficulty of breaking down profitability related to each Fund versus the other Oberweis Funds and other client accounts because management and personnel time and services are not allocated between the various types of accounts. The Board noted OAM’s belief that, while the profits could not be itemized, the overall profitability of OAM was average and within a reasonable range relative to other investment advisory firms, and considered that OAM has contractually agreed to reimburse the Funds for expenses if their respective expense ratios exceed certain limits. Based on this information, the Board concluded for each Fund that OAM’s profitability was not unreasonable.
Economies of Scale.   The Board considered the extent to which economies of scale would be realized as each Fund grows, and whether management fee levels reflect economies of scale for the benefit of Fund shareholders. The Board noted asset capacity constraints for each of the Funds which limit economies of scale and the expense reimbursements made by OAM to many of the Funds. The Board also noted that the investment advisory fee schedule for the Global Opportunities Fund includes a breakpoint designed to share economies of scale with shareholders. The Board concluded that each Fund’s management fees reflect an appropriate recognition of any economies of scale.
Other Benefits to OAM and Its Affiliates.   The Board considered the character and amount of other incidental benefits received by OAM and its affiliates from their relationship with the Funds, including the fees received by Oberweis Securities, Inc. (“OSI”), an affiliate of OAM and OAMHK, for distribution services, as applicable, and benefits to OAM and other OAM accounts related to soft dollars generated by the Funds’ brokerage transactions. The Board also noted that during the past year none of the Funds’ brokerage transactions had been placed through OSI.
After due consideration of all of the information and factors deemed relevant by the Board and based upon its own business judgment and the conclusions reached, the Board determined to approve the continuance of the Agreements. The Board, including the independent trustees, did not identify any single factor or group of factors as all-important or controlling, and considered all factors together.
Expense Examples:
As a shareholder of The Oberweis Funds, you may incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution (and/or service) 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in The Oberweis Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 investment at the beginning of the period and held for the entire period.
Actual Expenses:
The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your

THE OBERWEIS FUNDS
Supplemental Information (unaudited) (continued)

account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes:
The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE OBERWEIS FUNDS
Supplemental Information (unaudited) (continued)

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 – 12/31/20	Expense Ratio During Period 7/1/20 – 12/31/20
MICRO-CAP FUND
Investor Class
Actual	$1,000.00	$1,453.55	$9.74	1.58%
Hypothetical	$1,000.00	$1,017.19	$8.01	1.58%
Institutional Class
Actual	$1,000.00	$1,454.91	$8.21	1.33%
Hypothetical	$1,000.00	$1,018.45	$6.75	1.33%
SMALL-CAP OPPORTUNITIES FUND
Investor Class
Actual	$1,000.00	$1,363.65	$9.21	1.55%
Hypothetical	$1,000.00	$1,017.34	$7.86	1.55%
Institutional Class
Actual	$1,000.00	$1,365.72	$7.73	1.30%
Hypothetical	$1,000.00	$1,018.60	$6.60	1.30%
GLOBAL OPPORTUNITIES FUND
Investor Class
Actual	$1,000.00	$1,364.27	$9.09	1.53%
Hypothetical	$1,000.00	$1,017.44	$7.76	1.53%
Institutional Class
Actual	$1,000.00	$1,365.89	$7.55	1.27%
Hypothetical	$1,000.00	$1,018.75	$6.44	1.27%
CHINA OPPORTUNITIES FUND
Investor Class
Actual	$1,000.00	$1,313.67	$11.34	1.95%
Hypothetical	$1,000.00	$1,015.33	$9.88	1.95%
Institutional Class
Actual	$1,000.00	$1,314.38	$9.83	1.69%
Hypothetical	$1,000.00	$1,016.64	$8.57	1.69%
INTERNATIONAL OPPORTUNITIES FUND
Investor Class
Actual	$1,000.00	$1,459.62	$9.89	1.60%
Hypothetical	$1,000.00	$1,017.09	$8.11	1.60%

THE OBERWEIS FUNDS
Supplemental Information (unaudited) (continued)

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 – 12/31/20	Expense Ratio During Period 7/1/20 – 12/31/20
EMERGING MARKETS FUND
Investor Class
Actual	$1,000.00	$1,316.49	$10.19	1.75%
Hypothetical	$1,000.00	$1,016.34	$8.87	1.75%
Institutional Class
Actual	$1,000.00	$1,317.54	$8.74	1.50%
Hypothetical	$1,000.00	$1,017.60	$7.61	1.50%

*
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Trustees and Officers
James D. Oberweis
Trustee
Gary D. McDaniel
Trustee
James W. Oberweis
President
David I. Covas
Vice President
Kenneth S. Farsalas
Vice President
Katherine Smith Dedrick
Trustee
James G. Schmidt
Trustee
Patrick B. Joyce
Executive Vice President
Chief Compliance Officer
Treasurer
Eric V. Hannemann
Secretary

Manager and Investment Advisor
Oberweis Asset Management, Inc.
3333 Warrenville Road, Suite 500, Lisle, IL 60532
800-323-6166
oberweisfunds.com
Distributor
Oberweis Securities, Inc.
3333 Warrenville Road, Suite 500, Lisle, IL 60532
630-577-2300
oberweisfunds.com
Custodian
UMB Bank, n.a.
928 Grand Blvd., Kansas City, MO 64106
Transfer Agent
UMB Fund Services, Inc.
P.O. Box 711, Milwaukee, WI 53201-0711
800-245-7311
Counsel
Vedder Price P.C.
222 North LaSalle Street, Chicago, IL 60601
Independent Registered Public Accounting Firm
BBD LLP
1835 Market Street, 3rd Floor, Philadelphia, PA 19103
The Oberweis Funds
Micro-Cap Fund
Small-Cap Opportunities Fund
Global Opportunities Fund
China Opportunities Fund
International Opportunities Fund
Emerging Markets Fund
800-245-7311
oberweisfunds.com

3333 Warrenville Road
Suite 3000
Lisle, IL 60532

oberweisfunds.com
800-323-6166
630-577-2300
Shareholder Services
800-245-7311
3333 Warrenville Road
Suite 500
Lisle, IL 60532

ANNUAL REPORT
Oberweis International Opportunities Institutional Fund (OBIIX)
December 31, 2020

oberweisfunds.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.oberweisfunds.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting us at 1-800-245-7311.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-800-245-7311. Your election to receive reports in paper will apply to all funds held with the fund complex.

PRESIDENT AND PORTFOLIO MANAGER’S LETTER (unaudited)
Dear Shareholder:
We are pleased to report excellent results for the fund in 2020. The Oberweis International Opportunities Institutional Fund returned 63.65% versus 22.93% for its benchmark, the MSCI World Ex USA Small Cap Growth Index.
Experienced investors know well that virtually all funds, including those with the very best long-term track records, inevitably encounter shorter-term periods of good and bad performance. Style factors, sector constitution, and individual stock selection all play a role. We do not believe a single year says much at all about the stock selection skill of a portfolio manager. 2020 was a fantastic year, with 4072 basis points of excess return. On the other hand, in 2018-2019 our strategy faced headwinds. Despite the statistical irrelevance of short-term metrics, we have found that investors often act on them, with enthusiasm following periods of strong performance and with dismay following challenging ones. That’s normal, it’s human. But it also tends to be wrong.
For example, consider the 2018-2019 period. During this period, investors preferred companies with highly predictable near-term earnings over those with more favorable long-term earnings opportunities. As a result, the types of companies we seek underperformed, leading to what we viewed as a material mispricing. We noted in the 2019 annual report letter: “Over the long term, there is a tradeoff between near-term earnings visibility and long-term earnings potential, but we believe the past two years have rendered the price for favorable long-term earnings growth much less than normal (at least in relation to companies with more certain near-term earnings). Similar to other periods of underperformance in the past, we believe that 2018-2019 is likely to set the stage for a mean reversion to a more normal balance.” This proved spot on, and 2020 turned out to be one of our best years ever in terms of relative and absolute performance. This pattern will inevitably occur again at some point. No one can predict the future, but our experience has been that some of the very best times to buy our strategy often follow periods of challenging performance, with 2020’s exceptional gains following 2018-2019 being a good example.
Fortunately, over the longer term, our portfolio returns are not determined by market sentiment or style biases, but rather by the ability of our holdings to generate healthy cash flows. While many factors influence short-term returns, stock selection skill is the primary determinant of alpha generation over the long term. Good news on that front: Since we began this fund on 3/10/14, we are pleased to report that the fund has cumulatively returned +113.22% vs. 76.88% for the benchmark, resulting in an average annual outperformance of 302 basis points.
The Year in Review
COVID-19 has caused short-term and potentially long-term challenges for the global economy. Early on and before many other investors, we recognized that after an initial shock from the global lockdown, many businesses would adapt. Consumer preferences evolved and many companies found themselves favorably positioned for the new environment. In other words, change happened at a rate far faster than some of the most sophisticated investors ever imagined. At the same time, investors’ expectations for future growth remained at depressed levels, enabling us to find a plentitude of highly mispriced businesses. In many instances, companies reported that COVID was positively accelerating key business metrics by years.
In short, our actively-managed portfolio is not the same as the broader economy. Even if the overall economy is facing issues, as it was in 2020, that does not mean that every company
1

PRESIDENT AND PORTFOLIO MANAGER’S LETTER (unaudited) (continued)
in the world is doomed. There will always be idiosyncratic winners. It is simply a matter of separating the wheat from the chaff. This bifurcation was later described as a “K-shaped” recovery.
In this environment we continue to find many opportunities that we believe to be undervalued, probably because of the continuing degree of significant economic change. The objection to investing in any equities just because the overall market might seem fairly valued misses the whole point of active management, which seeks out the undervalued tail-end. Interestingly, we continue to see many people who try hard to engineer reasons not to buy equities despite their favorable long-term return profile.
Internationally, in developed markets, equities may appear to be fully valued based on a superficial P/E analysis. However, based on other metrics such as Free Cash Flow Yield, which we have found to be more predictive, we believe that equities in our universe remain reasonably priced. This is different than in the US, where valuations are more elevated. On a relative basis, JP Morgan found that the US forward twelve-month P/E valuations to be the highest relative to the rest of the world in nearly 20 years.
Some investors are focused on finding value in companies that have been most affected by the COVID-19 pandemic, as share prices for many such companies have cratered. Our approach has been to focus on companies that have thrived in spite of it. Many of our top holdings have continued with unabated growth, often in higher-growth industries and nascent markets with niche offerings in the early stages of adoption. As one might expect, the portfolio is overweight in information technology and consumer discretionary, where such companies are concentrated. The COVID disruption caused rapid changes in business and consumer preferences, and accordingly has led to an abundance of ideas within these sectors. On the other hand, we also own a number of companies that operate in industries that were adversely affected by COVID, but have management teams that discovered ways to rapidly adapt to the new world reality. With expectations depressed, it was easier than normal for such companies to beat earnings estimates.
Outlook
After continued strong performance for the fund, one might again ask: what is next? Looking forward, we are actually more positive on our long-term opportunity set. We believe changes in business and consumption are still being underestimated by the rest of the market. Most economists and market participants fail to fully understand the degree that the pandemic was met by mankind’s ingenuity. Many companies will benefit from significant long-term productivity improvements due to an acceleration in innovation.
Rapid change has brought along even more opportunities at the individual stock level and we expect that to continue. We have conviction that the positive trends we are seeing at the individual company level will continue to offer considerable returns for long-term investors. Indeed, we will not be surprised when we all look back in 20 years and come to understand that COVID was merely an accelerant in the multi-decade shift for the economy through innovation in digitalization, AI, eCommerce, robotics, data analytics, cloud usage and so forth. Covid has led to a bifurcation in the economy — many companies are doing much worse than before and many companies are doing much better than before. Essentially, looking at a normal distribution, the tails have gotten wider. At the right side of the tail, we are finding more companies that are doing even better than before and whose long-term prospects are even more misunderstood and therefore even more undervalued than before.
2

PRESIDENT AND PORTFOLIO MANAGER’S LETTER (unaudited) (continued)
Portfolio Highlights
At year end, the fund was invested in 64 stocks in 14 countries. Our top five country weightings (portfolio weighting versus the MSCI World Ex USA Small Cap Growth Index) were Japan (35.1% vs. 26.6%), Sweden (12.9% vs. 10.2%), the United Kingdom (12.8% vs. 15.2%), the Netherlands (6.9% vs. 2.0%), and Canada (5.8% vs. 8.2%). On a sector basis, the portfolio was overweight consumer discretionary (22.8% vs. 14.2%) and underweight consumer staples (1.8% vs. 7.4%).
Top contributors for the year include Sinch AB (SINCH SS), which returned 433.1% and contributed 883 bps; Baycurrent Consulting (6532 JT), which returned 245.9% and contributed 534 bps; and Evolution Gaming Group AB (EVO SS) which returned 141.1% and contributed 423 bps. The largest detractors in 2020 include Air Canada (AC CN), which returned -66.5% and detracted 186 bps. Redrow PLC (RDW LN) which returned -54.3% and detracted 185 bps; and Capita PLC (CPI LN) which returned -69.1% and 167 detracted bps.
On behalf of the entire team at Oberweis, thank you for investing in the Oberweis International Opportunities Institutional Fund. If you have any questions about your account, please contact shareholder services at (800) 245-7311.
Sincerely,

James W. Oberweis, CFA President	Ralf Scherschmidt Portfolio Manager
3

MANAGEMENT DISCUSSION ON FUND PERFORMANCE (unaudited)
Market Environment
Global equities returned 15.90% in 2020, as measured by the MSCI World Index. Global small-caps, as measured by the MSCI World Small-Cap Index, performed similarly, returning 15.96%. Foreign small-caps underperformed U.S. small-caps, as evidenced by the 12.78% return on the MSCI World ex-USA Small-Cap Index. Internationally, small-cap growth equities outperformed small-cap value by 2035 basis points, with the MSCI World ex-USA Small Growth Index returning 22.93% versus only 2.58% for the MSCI World ex-USA Small-Cap Value Index.
Discussion of the International Opportunities Institutional Fund
The International Opportunities Institutional Fund returned 63.65% versus 22.93% for the MSCI World ex-US Small-Cap Growth Index. The portfolio benefitted from stock selection in Japan and Sweden while stock selection in Canada and the U.K. detracted from performance. On a sector level, the portfolio benefitted from stock selection in information technology and consumer discretionary while performance was negatively impacted by stock selection in utilities and financials. At the stock level, Sinch AB (SINCH SS), Baycurrent Consulting (6532 JT), and Evolution Gaming Group AB (EVO SS) were among the top contributors to performance; Air Canada (AC CN), Redrow PLC (RDW LN) and Capita PLC (CPI LN) were among the top detractors. The fund’s portfolio turnover ratio was 134% and the fund’s expense ratio was 1.10%.
For current performance information, please visit www.oberweisfunds.com.
4

MANAGEMENT DISCUSSION ON FUND PERFORMANCE
(unaudited)  (continued)
Oberweis International Opportunities
Institutional Fund
At December 31, 2020
Asset Allocation (% of Net Assets)
Equities	99.1
Other Assets less Liabilities	0.9
Top Ten Holdings (% of Net Assets)
Sinch AB	5.7
Sushiro Global Hldgs. Ltd.	5.5
BayCurrent Consulting, Inc.	4.5
IR Japan Hldgs. Ltd.	3.1
BASE, Inc.	3.1
Intermediate Capital Group PLC	2.9
M&A Capital Partners Co. Ltd.	2.9
Pharmaron Beijing Co. Ltd.	2.8
BHG Group AB	2.8
Constellium SE	2.7
Top Ten Industries (% of Net Assets)
Software	9.3
Entertainment	8.7
Capital Markets	7.7
Professional Services	7.6
Internet & Direct Marketing Retail	7.6
Information Technology Services	6.6
Healthcare Technology	5.8
Hotels, Restaurants & Leisure	5.5
Metals & Mining	4.8
Machinery	4.3

5

MANAGEMENT DISCUSSION ON FUND PERFORMANCE
(unaudited)  (continued)
Average Annual Total Returns1 (for the Periods Ended December 31, 2020)
	1 YR (%)	5 YR (%)	SINCE INCEPTION2 (%)	EXPENSE RATIO3 (%)
OBIIX	63.65	15.44	11.76	1.10
MSCI World Ex-US Small Cap Growth Index	22.93	11.88	8.74
Growth of a $10,000 Investment (from March 10, 2014 to December 31, 2020)
1 Performance data represents past performance, which is no guarantee of future results. Returns are historical and include changes in share price and reinvestment of dividends and capital gains. Current performance may be higher or lower than the performance shown. You can obtain performance data current to the most recent month by visiting oberweisfunds.com. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Oberweis Funds invest in rapidly growing smaller and medium sized companies, which may offer greater return potential. However, these investments often involve greater risks and volatility. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. There is no guarantee that the portfolios can achieve their objectives.
The MSCI World ex-US Small Cap Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small cap growth developed and emerging markets excluding the U.S., with minimum dividends reinvested net of withholding tax.
2 Since Inception returns are from commencement of operations on 03/10/14 for the Fund.
3 Expense ratio is the total annual net fund operating expense ratio as of 12/31/20. The expense ratio gross of any fee waivers, earnings credit or expense reimbursement was 1.13%.
6

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Schedule of Investmentsa December 31, 2020
	SHARES	VALUE
Equities – 99.1%
Australia – 3.6%
Codan Ltd.	409,999	$3,540,007
Evolution Mining Ltd.	6,485,340	24,957,884
IDP Education Ltd.	974,149	14,931,419
		43,429,310
Belgium – 0.6%
UnifiedPost Group SA*	254,700	7,778,524
Canada – 6.0%
ATS Automation Tooling Systems, Inc.*	421,975	7,409,177
BRP, Inc.	175,000	11,560,806
Cargojet, Inc.	47,200	7,966,043
Kinaxis, Inc.*	67,146	9,513,009
Parex Resources, Inc.*	837,091	11,521,592
Ritchie Bros. Auctioneers, Inc.	336,300	23,376,403
		71,347,030
China – 5.1%
Kingdee International Software Group Co. Ltd.*	3,839,600	15,675,275
Pharmaron Beijing Co. Ltd.	1,994,500	33,720,235
Venus MedTech Hangzhou, Inc.*	1,157,000	11,807,817
		61,203,327
Denmark – 1.8%
Pandora A/S*	190,722	21,345,193
Finland – 2.6%
Metso Outotec Oyj*	3,047,337	30,617,808
France – 1.0%
SPIE SA*	540,200	11,777,363
Germany – 3.6%
Aurelius Equity Opportunities SE*	420,665	8,963,412
KION Group AG	87,700	7,605,206
Shop Apotheke Europe NV*	78,993	14,300,956
Westwing Group AG*	287,924	11,647,451
		42,517,025
Israel – 2.1%
Fiverr International Ltd.*	126,994	24,776,529
See accompanying notes to the financial statements.
7

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Schedule of Investmentsa December 31, 2020 (continued)

	SHARES	VALUE
Japan – 35.9%
BASE, Inc.*	388,500	$36,770,788
BayCurrent Consulting, Inc.	305,500	53,612,980
Capcom Co. Ltd.	286,500	18,580,294
IR Japan Hldgs. Ltd.	232,600	37,265,808
ITmedia, Inc.	261,100	5,578,895
J-Stream, Inc.*	143,700	7,424,700
JMDC, Inc.*	246,000	13,967,541
Kobe Bussan Co. Ltd.	405,900	12,471,277
Koei Tecmo Hldgs. Co. Ltd.*	316,100	19,297,480
Kusuri no Aoki Hldgs. Co. Ltd.	104,700	9,105,775
M&A Capital Partners Co. Ltd.*	596,900	34,226,622
Medley, Inc.*	685,400	30,190,197
MedPeer, Inc.*	324,800	25,742,683
Oisix ra daichi, Inc.*	214,100	6,483,569
Open House Co. Ltd.	354,600	13,045,009
PLAID, Inc.*	116,900	4,205,932
SHIFT, Inc.*	73,200	10,143,638
Sushiro Global Hldgs. Ltd.	1,720,900	66,017,014
TechMatrix Corp.	561,200	11,673,542
Tsubaki Nakashima Co. Ltd.	524,900	5,721,872
Wacom Co. Ltd.*	986,800	8,277,919
		429,803,535
Netherlands – 7.0%
Alfen NV*	306,270	30,862,558
ASM International NV	32,895	7,178,078
BE Semiconductor Industries NV	218,044	13,093,268
Constellium SE*	2,320,539	32,464,341
		83,598,245
Norway – 3.8%
Kahoot AS*	1,990,690	21,985,814
Nordic Semiconductor ASA*	1,488,844	23,918,881
		45,904,695
Sweden – 13.1%
Avanza Bank Hldg. AB*	483,700	13,698,053
BHG Group AB*	1,521,644	33,218,967
Embracer Group AB*	1,049,200	24,968,336
Indutrade AB*	245,400	5,253,113
Sinch AB*	416,930	67,803,310
Stillfront Group AB*	986,030	11,966,681
		156,908,460
See accompanying notes to the financial statements.
8

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Schedule of Investmentsa December 31, 2020 (continued)

	SHARES	VALUE
United Kingdom – 12.9%
Blue Prism Group PLC*	619,316	$14,543,637
Dunelm Group PLC	497,813	8,241,654
EasyJet PLC*	1,160,500	13,170,160
Endava PLC ADS*	166,682	12,792,844
Games Workshop Group PLC	101,267	15,505,344
Intermediate Capital Group PLC	1,483,909	34,914,575
Marks & Spencer Group PLC*	8,304,700	15,403,384
Pets at Home Group PLC	2,584,199	14,700,923
Spirent Communications PLC	1,844,448	6,668,059
Taylor Wimpey PLC*	8,897,600	20,125,148
		156,065,728
Total Equities
(Cost: $700,973,373)		$1,187,072,772
Total Investments – 99.1%
(Cost: $700,973,373)		$1,187,072,772
Other Assets Less Liabilities – 0.9%		10,583,220
Net Assets – 100%		$1,197,655,992

a Certain securities were fair valued under the discretion of the Board of Trustees. (See Note 2)
* Non-income producing security during the period ended December 31, 2020
ADS – American depositary share
See accompanying notes to the financial statements.
9

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Schedule of Investmentsa December 31, 2020 (continued)

Sector Allocations (As A Percentage of Net Assets) (unaudited)
Communication Services	9.2%
Consumer Discretionary	23.2%
Consumer Staples	1.8%
Energy	1.0%
Financials	7.7%
Healthcare	9.6%
Industrials	19.6%
Information Technology	21.2%
Materials	4.8%
Real Estate	1.0%
See accompanying notes to the financial statements.
10

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Statement of Assets and Liabilities December 31, 2020
Assets:
Investment securities at value(a)	$1,187,072,772
Cash	35,092,677
Receivable from securities sold	1,093,749
Receivable from fund shares sold	352,711
Dividends and interest receivable	1,449,326
Prepaid expenses	98,977
Total Assets	1,225,160,212
Liabilities:
Payable for fund shares redeemed	25,125,725
Payable for securities purchased	1,262,519
Payable to advisor (see note 3)	970,917
Accrued expenses	145,059
Total Liabilities	27,504,220
Net Assets	$1,197,655,992
Shares Outstanding:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with no par value)	70,677,490
Net asset value, offering price and redemption price	$16.95
Analysis of net assets:
Capital	$710,874,446
Accumulated earnings	486,781,546
Net Assets	$1,197,655,992
(a) Investment securities at cost	$700,973,373
See accompanying notes to the financial statements.
11

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Statement of Operations Year Ended December 31, 2020
INVESTMENT INCOME:
Dividends(a)	$7,632,276
Interest	49,278
Total Investment Income	7,681,554
EXPENSES:
Investment advisory fees (see note 3)	9,216,688
Transfer agent fees and expenses	91,607
Custodian fees and expenses	461,355
Accounting services fees	291,077
Other	352,732
Total expenses before reimbursed expenses	10,413,459
Earnings credit (see note 6)	(49,138)
Expense reimbursement (see note 3)	(226,159)
Total Expenses	10,138,162
NET INVESTMENT LOSS	(2,456,608)
NET REALIZED AND UREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains on investment transactions	148,239,381
Net realized losses on foreign currency transactions	(199,233)
Net realized gains on investment and foreign currency transactions	148,040,148
Change in net unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	320,894,249
Net realized /unrealized gains on investments and foreign currencies	468,934,397
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$466,477,789
(a) Dividends are net of foreign withholding tax of  $688,727
See accompanying notes to the financial statements.
12

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Statements of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019
From Operations:
Net investment income (loss)	$(2,456,608)	$3,346,098
Net realized gains (losses) on investments and foreign currency transactions	148,040,148	(88,867,687)
Change in net unrealized appreciation/depreciation on investments and foreign currencies	320,894,249	264,263,933
Net increase in net assets resulting from operations	466,477,789	178,742,344
From Distributions:
Distributions to shareholders	(6,167,618)	(12,584,780)
Net decrease in net assets from distributions	(6,167,618)	(12,584,780)
From Capital Share Transactions:
Proceeds from sale of shares	134,419,225	153,882,218
Proceeds from reinvestment of distributions	5,771,139	11,061,099
Redemption of shares (see note 5)	(369,963,127)	(117,120,174)
Net increase (decrease) from capital share transactions	(229,772,763)	47,823,143
Total increase in net assets	230,537,408	213,980,707
Net Assets:
Beginning of year	967,118,584	753,137,877
End of year	$1,197,655,992	$967,118,584
Transactions in Shares:
Shares sold	11,605,267	15,512,876
Shares issued in reinvestment of distributions	339,879	1,061,357
Less shares redeemed	(34,201,645)	(11,788,870)
Net increase (decrease) from capital share transactions	(22,256,499)	4,785,363

See accompanying notes to the financial statements.
13

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Notes to Financial Statements December 31, 2020
1.Description of Organization
Description of business.   The Oberweis Funds (the “Trust”) is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Trust is authorized to operate numerous Funds under various trading strategies. The Oberweis International Opportunities Institutional Fund (the “Fund”) is one fund in a series issued by the Trust.
2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and follows accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services — Investment Companies.”
Investment valuation.   Investments in securities are stated at value as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) (generally 3 p.m., Central Standard Time). Each listed and unlisted security for which last sale information is regularly reported is valued at the last reported sales price on that day. If there has been no sale on such day, then such security is valued at the current day’s bid price. Any unlisted security for which last sale information is not regularly reported and any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available are valued at the closing bid price determined on the basis of reasonable inquiry. Options are valued at the last reported bid price on the primary exchange as of the close of the regular trading session of the Chicago Board Options Exchange (“CBOE”). Restricted securities and any other securities or other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. Short-term debt obligations, commercial paper and repurchase agreements are valued on the basis of quoted yields for securities of comparable maturity, quality and type or on the basis of amortized cost.
The Fund holds foreign equity securities. Foreign securities are fair valued as described in the following circumstances. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the regular trading session of the NYSE. Due to the time differences between the closings of the relevant foreign securities exchanges and the close of the regular trading session of the NYSE for the Fund, the Fund will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws
14

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Notes to Financial Statements December 31, 2020 (continued)

upon, among other information, the market values of foreign investments). When a Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.
Fair Value Measurements.   In accordance with Financial Accounting Standards Board (“FASB”) guidance, the Fund utilizes the “Fair Value Measurements and Disclosures” to define fair value, set out a framework for measuring fair value, and expand disclosures regarding fair value measurements. The Fair Value Measurement Standard applies to fair value measurements already required or permitted by existing standards.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three levels listed below:
•
Level 1 — Quoted prices in active markets for identical securities.

•
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc).

•
Level   3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2020:
	Level 1	Level 2	Level 3
Investment Securities
Equities
Total Asia	$24,776,529	$491,006,862	$—
Total Australia	—	43,429,310	—
Total Europe	53,035,709	503,477,332	—
Total North America	71,347,030	—	—
Total Investments	$149,159,268	$1,037,913,504	$—
The Fund’s assets may include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The pricing service provides fair market valuation on days when the movement in relevant indices exceeds a predetermined threshold.
Foreign Currency Transactions.   The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments and foreign currencies.
15

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Notes to Financial Statements December 31, 2020 (continued)

Risks Associated with Foreign Securities and Currencies.   Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.
Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.
Fund share valuation.   Fund shares are sold and redeemed on a continuous basis at net asset value. On each day the NYSE is open for trading, the net asset value per share is determined as of the later of the close of the NYSE or the CBOE by dividing the total value of investments and other assets, less liabilities, by the number of shares outstanding.
Investment transactions and investment income.   Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund, and interest income is recorded on the accrual basis and includes amortization of premium and discount. Realized gains and losses from investment transactions are reported on an identified cost basis. Gains and losses on premiums from expired options are recognized on the date of expiration.
Federal income taxes and dividends to shareholders.   It is the policy of the Fund to continue to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”), applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Fund has met the requirements of the Code applicable to regulated investment companies for the year ended December 31, 2020. Therefore, no federal income tax provision is required. Income and capital gains of the Fund are determined in accordance with both tax regulations and accounting principles generally accepted in the U.S. (“GAAP”). Such treatment may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus GAAP.
The Fund may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.
For the year ended December 31, 2020, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, and passive foreign investment company (“PFIC”) adjustments were identified and reclassified among the components of the Fund’s net assets.
GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2020, permanent differences in book and tax
16

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Notes to Financial Statements December 31, 2020 (continued)

accounting have been reclassified to paid in capital, accumulated net investment loss and accumulated net realized gain as follows:
	Increases/(Decrease)
	Capital	Accumulated Earnings
International Opportunities Institutional Fund	$(1,877,242)	$1,877,242
The tax character of distributions paid during the fiscal year ended December 31, 2020 was as follows:
	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Capital Gains	Total Distributions Paid
International Opportunities Institutional Fund	$3,566,427	$2,601,191	$6,167,618
The tax character of distributions paid during the fiscal year ended December 31, 2019 was as follows:
	Distributions Paid from Ordinary Income	Distributions Paid from Net Long-Term Capital Gains	Total Distributions Paid
International Opportunities Institutional Fund	$12,584,780	$—	$12,584,780
The Fund utilized $123,633,297 of capital loss carryforward during the year ended December 31, 2020.
As of December 31, 2020 the components of accumulated earnings on a tax basis were as follows:
	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated capital and other losses	Unrealized Appreciation on investments	Unrealized Depreciation foreign currency translations
International Opportunities Institutional Fund	$—	$27,879,258	$—	$458,839,158	$63,130
Accumulated capital and other losses consists of timing differences related to wash sales.
As of December 31, 2020 the cost of investments for federal income tax purposes are as follows:
	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Unrealized Appreciation
International Opportunities Institutional Fund	$728,233,614	$471,508,388	$(12,669,230)	$458,839,158
The Fund has reviewed all open tax years and major jurisdictions and concluded that there are no significant uncertain tax positions that would require recognition in the financial
17

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Notes to Financial Statements December 31, 2020 (continued)

statements. Open tax years are those that are open for exam by taxing authorities and as of December 31, 2020, open federal tax years included the tax years ended 2017 through 2020. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Use of estimates.   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.
Indemnifications.   Under the Trusts’ organizational documents, its present and former Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trusts’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3. Transactions with affiliates
The Fund has written agreements with Oberweis Asset Management, Inc. (“OAM”) as the Fund’s investment adviser and manager. Oberweis Securities, Inc. (“OSI”), the Fund’s principal distributor, is an affiliate of OAM.
Investment advisory agreement.   Under the Advisory Agreement, OAM provides investment advisory and management services to the Fund. The Fund paid monthly investment advisory and management fees at an annual rate equal to 1.00% of average daily net assets. For the year ended December 31, 2020, the International Opportunities Institutional Fund incurred investment advisory fees totaling $9,216,688.
Expense reimbursement.   OAM is contractually obligated to reduce its investment advisory fees or reimburse the International Opportunities Institutional Fund to the extent that total ordinary operating expenses, as defined, exceed in any one year 1.10% expressed as a percentage of the Funds’ average daily net assets. For the year ended December 31, 2020 OAM reimbursed the Fund in the amount of  $226,159.
Officers and trustees.   Certain officers and trustees of the Trust are also officers and/or directors of OAM and OSI. During the year ended December 31, 2020, the Trust made no direct payments to its officers and paid $125,000 to its unaffiliated trustees.
Affiliated commissions.   For the year ended December 31, 2020, the Fund did not execute any security transactions through OSI and therefore did not pay commissions to OSI.
4. Investment transactions
The cost of securities purchased and proceeds from securities sold during the year ended December 31, 2020, other than options written and money market investments, aggregated $1,218,752,250 and $1,463,865,980, respectively. The Fund did not hold government securities during the year ended December 31, 2020.
18

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Notes to Financial Statements December 31, 2020 (continued)

The Fund may write covered call options. The premiums received provide a partial hedge (protection) against declining prices and enables the Fund to generate a higher return during periods when OAM does not expect the underlying security to make any major price moves in the near future but still deems the underlying security to be, over the long term, an attractive investment for the Fund. The Fund may write covered call options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. Amounts recovered for securities litigation are included in the realized gains of the Fund and are recorded when received. The Fund did not write covered call options during the year ended December 31, 2020.
5. Redemption fee
The Fund is designed for long-term investors. To discourage market timers, redemptions of shares within 90 days of purchase are subject to a 2% redemption fee of the total redemption amount. The redemption fee is deducted from the redemption proceeds and is retained by the Fund.
The redemption fee is retained by the Fund for the expense they incur in connection with shareholder redemptions. Redemption fees received by the Fund were $29,422 for the year ended December 31, 2020 and were recorded as a reduction of the redemption of shares in the Statements of Changes in Net Assets.
6. Earnings credits and interest charges
The Trust, as part of the agreement with the Custodian, receives credits against its custodian fees on its uninvested cash balances and is allowed to borrow for temporary purposes. Borrowings are not to exceed 5% of the value of each Fund’s total assets at the time of any such borrowing. Interest on amounts borrowed is calculated at the prime rate and is payable monthly. During the year ended December 31, 2020, the Fund received credits of  $49,138. The Fund incurred interest charges of  $18,206, which is included in custodian fees and expenses in the Statement of Operations.
7. Subsequent events
In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing of international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.
The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.
19

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Financial Highlights
Per share income and capital for a share outstanding throughout each year is as follows:
	Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value at beginning of year	$10.41	$8.54	$12.77	$9.72	$10.32
Income (loss) from investment operations:
Net investment income (loss)a	(.03)	.04	.04	.03	.05
Net realized and unrealized gains (losses) on investments and foreign currency transactions	6.66	1.97	(3.11)	3.95	(.61)
Total from investment operations	6.63	2.01	(3.07)	3.98	(.56)
Redemption feesa	—c	—c	—c	—c	—c
Less dividends and distributions:
Dividends from net realized gains on investments and foreign currency transactions	(.04)	—	(1.15)	(.85)	—
Dividends from net investment income	(.05)	(.14)	(.01)	(.08)	(.04)
Total dividends and distributions	(.09)	(.14)	(1.16)	(.93)	(.04)
Net asset value at end of year	$16.95	$10.41	$8.54	$12.77	$9.72
Total Return (%)	63.65	23.50	(23.91)	40.99	(5.43)
Ratio/Supplemental Data
Net Assets at end of year (in thousands)	$1,197,656	$967,119	$753,138	$1,041,117	$657,477
Ratio of gross expenses to average net assets (%)	1.13	1.12	1.11	1.15	1.18
Ratio of net expenses to average net assets (%)b	1.10	1.08	1.08	1.10	1.10
Ratio of net investment income (loss) to average net assets (%)	(.27)	.37	.35	.29	.47
Portfolio turnover rate (%)	134	153	145	168	123d
Notes:
a The net investment income (loss) per share data and the redemption fee data were determined using average shares outstanding during the period.
b The ratios in this row reflect the impact, if any, of expense offset arrangements with the custodian and expense reimbursement from the advisor.
c Less than $0.005 per share
d Excludes the value of portfolio securities received as a result of in-kind purchases of the Fund’s capital shares
20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Oberweis Funds and the Shareholders of Oberweis International Opportunities Institutional Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Oberweis International Opportunities Institutional Fund, a series of shares of beneficial interest in The Oberweis Funds (the “Fund”), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
BBD, LLP
We have served as the auditor of one or more of the Funds in The Oberweis Funds since 2016.
Philadelphia, Pennsylvania
February 24, 2021
21

TRUSTEES AND OFFICERS OF THE OBERWEIS FUNDS (unaudited)
Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served
NONINTERESTED TRUSTEES
Katherine Smith Dedrick (63) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since November, 20041
Gary D. McDaniel (72) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since April, 20041
James G. Schmidt (73) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee	Trustee since December, 20031
INTERESTED TRUSTEES
James D. Oberweis (74) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Trustee2	Trustee since July, 19861
James W. Oberweis (46) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	President	Officer since August, 19963
Patrick B. Joyce (61) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Executive Vice President Chief Compliance Officer and Treasurer	Officer since October, 19943
David I. Covas (45) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Vice President	Officer since August, 20043
Kenneth S. Farsalas (50) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Vice President	Officer since August, 20093
Eric V. Hannemann (47) 3333 Warrenville Road, Suite 500 Lisle, IL 60532	Secretary	Officer since August, 20053
1 Unless otherwise noted, each trustee shall serve as a trustee of the Fund until the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such trustee or of a successor to such trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such trustee sooner dies, resigns, retires or is removed.
2 James D. Oberweis is an interested trustee of the Fund since he is a shareholder of Oberweis Asset Management, Inc., the Fund’s investment advisor.
3 Elected annually by board of trustees.
The Statement of Additional Information includes additional information about Fund officers and trustees and is available upon request without charge, by calling the Fund at 800-323-6166.
22

TRUSTEES AND OFFICERS OF THE OBERWEIS FUNDS
(unaudited) (continued)
Principal Occupation Last Five Years	Number of Portfolios Overseen by Trustee	Other Directorships

President – Smith Dedrick Properties, Inc., 2016 to present; President – KSD Law P.C., 2015 to present; President – KSD Global Consulting, Inc., 2015 to present; Executive Committee Member, Risk Worldwide NZ Ltd., 2011 to 2016; President – Aggressive Publishing, Inc., 2010 to present; Member – Risk Worldwide LLC, 2007 to 2016; Partner – Childress Duffy, Ltd., 2007 to 2015.	7	None
	7	None
Senior Vice President and Chief Financial Officer – Federal Heath Sign Co., May 2003 to December 2019.	7	None

Illinois State Senator, January 2013 to January 2021; Chairman – Oberweis Dairy, Inc. December, 1986 to present.	7	None

President – Oberweis Asset Management, Inc., September, 2001 to present; Portfolio Manager from December, 1995 to present; President and Director –  Oberweis Securities, Inc., September, 1996 to present.
	Not Applicable	None
Executive Vice President, Secretary and Director – Oberweis Asset Management, Inc., September, 1994 to present; Executive Vice President and Director – Oberweis Securities, Inc. September, 1996 to present.	Not Applicable	None
Vice President – Oberweis Asset Management, Inc., September, 2003 to present.	Not Applicable	None
Vice President – Oberweis Asset Management, Inc., November 2004 to present.	Not Applicable	None
Vice President of Accounting – Oberweis Asset Management, Inc. and Oberweis Securities, Inc., June, 2004 to present.	Not Applicable	None
23

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Supplemental Information (unaudited)
Qualified Dividend Income
For the year ended December 31, 2020, 68.17% of the dividends paid from net investment income for the International Opportunities Institutional Fund is designated as qualified dividend income.
Foreign Taxes Paid
Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the International Opportunities Institutional Fund designates $8,321,003 of income derived from foreign sources and $688,727 of foreign taxes paid for the period ended December 31, 2020.
Of the ordinary income (including short-term capital gain) distributions made (or to be made) for the year ended December 31, 2020, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:
	Foreign Source Income	Foreign Taxes Paid
International Opportunities Institutional Fund	$0.1177	$0.0097
Proxy Voting:
The Oberweis Fund has delegated authority to vote proxies related to the Oberweis International Opportunities Institutional Fund Portfolio securities to the Fund’s investment adviser, Oberweis Asset Management, Inc. (“OAM”). A description of the policies and procedures that OAM uses in fulfilling this responsibility is available, without charge upon request, by calling 1-800-323-6166. It also appears on www.oberweisfunds.com and in the Fund’s Statement of Additional Information, which can be found on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended December 31 is available (1) without charge, upon request, by calling 1-800-323-6166, and (2) on the SEC’s website at http://www.sec.gov.
Availability of Schedules of Portfolio Investments:
The Fund files its complete schedule of portfolio investments with the SEC for the first and third quarter of each fiscal year (March 31 and September 30) on Form NPORT. The Fund’s Form NPORT are available, without charge, on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Approval of Investment Advisory Agreement:
The Investment Advisory and Management Agreement between The Oberweis Funds (the “Trust”) and Oberweis Asset Management, Inc. (“OAM”) (the “Advisory Agreement”) with respect to the International Opportunities Institutional Fund (the “Fund”) was last approved by the Board of Trustees of the Trust (the “Board”), including all of the trustees who are not
24

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Supplemental Information (unaudited) (continued)

parties to the Advisory Agreement or interested persons of any such party (the “independent trustees”), at a meeting on August 20, 2020. The Board, including a majority of the independent trustees, determined that the continuation of the Advisory Agreement was in the best interests of the Fund.
The Board noted that OAM has been associated with the Fund since its inception. The Board recognized that a long-term relationship with a capable, conscientious investment adviser is in the best interests of the Fund, and that shareholders have invested in the Fund knowing that OAM manages the Fund and knowing the investment advisory and management fee schedule.
Nature, Quality and Extent of Services.   With respect to the nature, quality and extent of the services provided to the Fund by OAM pursuant to the Advisory Agreement, the Board considered the background and experience of OAM, the functions performed by OAM and the personnel providing such services, the management capabilities of OAM, the information contained in OAM’s Form ADV, OAM’s financial condition and the compliance reports provided to the Board, and the culture of compliance created by OAM, including the competency of the Trust’s chief compliance officer. The Board also considered the experience, academic background, long tenure, structure and size of the portfolio management/strategy investment team and its role, the investment process with respect to the types of investments held by the Fund, as well as the honesty and integrity of OAM, and that, in the Board’s experience, OAM personnel are open and forthright with the Board. In addition, the Board considered that OAM is a research-oriented firm that conducts extensive research in connection with managing the Fund and also considered the competitive pressure on active management.
The Board reviewed the investment performance of the Fund as compared to a peer universe of funds provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider (the “Performance Universe”), and as compared to the performance of a relevant market benchmark index. With respect to Fund performance, the Board considered the Fund’s performance over the one-, three- and five-year periods ended June 30, 2020, as compared to the performance of the relevant market benchmark index and the Fund’s Performance Universe Average. The Board noted that the Fund outperformed its market benchmark index and Performance Universe Average for all periods reviewed. In light of the information provided and the considerations made, the Board concluded that the nature, quality and extent of the services provided to the Fund by OAM have been and are expected to remain satisfactory.
Fees and Expenses.   The Board considered the combined investment advisory and management fees charged to the Fund by OAM (the “management fees”) as compared to the management fees of a peer group of funds provided by Broadridge (the “Expense Group”) and the expense ratio of the Fund as compared to the expense ratios of the Expense Group. The Board considered information provided by Broadridge on how it selected the peer funds included in the Expense Group for the Fund and considered certain limitations as to the comparability of the data provided. Based on the information provided, the Board noted that the management fees charged to the Fund were lower based on actual management fees than the median management fee of its Expense Group. The Board also noted that the expense ratio for the Fund was below the median of the expense ratio of the Expense Group.
In addition, the Board considered management fees paid to OAM by other clients. With respect to OAM’s other clients, the Board recognized that the mix of services provided to
25

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Supplemental Information (unaudited) (continued)

the Fund, the level of responsibility required under the Advisory Agreement with the Fund, and the regulatory, compliance and operational requirements with respect to the Fund are greater than OAM’s obligations for similar client accounts, and that the management fees for such accounts are less relevant to the Board’s consideration of the management fees for the Fund because they reflect different competitive forces than those in the mutual fund marketplace. Based on the information provided, the Board concluded that the Fund’s management fees were reasonable and appropriate in amount, given the nature, quality and extent of the services provided and taking into consideration relevant circumstances.
Profitability.   With respect to the costs of services provided and profits realized by OAM, the Board considered the management fees received by OAM from the Fund as well as the level, quality and expense of OAM’s staff and the services that OAM provides. The Board also considered the explanation from OAM that the profits realized by OAM specifically from the relationship with the Fund could not be identified due to the impracticality of expense allocation, noting the difficulty of breaking down profitability related to the Fund versus the other Oberweis Funds and other client accounts because management and personnel time and services are not allocated between the various types of accounts. The Board noted OAM’s belief that, while the profits could not be itemized, the overall profitability of OAM was average and within a reasonable range relative to other investment advisory firms, and considered that OAM has contractually agreed to reimburse the Fund for expenses if its expense ratio exceeds a certain limit. Based on this information, the Board concluded for the Fund that OAM’s profitability was not unreasonable.
Economies of Scale.   The Board considered the extent to which economies of scale would be realized as the Fund grows, and whether management fee levels reflect economies of scale for the benefit of Fund shareholders. The Board noted asset capacity constraints for the Fund which limit economies of scale. The Board concluded that the Fund’s management fees reflect an appropriate recognition of any economies of scale.
Other Benefits to OAM and Its Affiliates.   The Board considered the character and amount of other incidental benefits received by OAM and its affiliates from their relationship with the Fund, including benefits to OAM and other OAM accounts related to soft dollars generated by the Fund’s brokerage transactions. The Board also noted that during the past year none of the Fund’s brokerage transactions had been placed through the affiliated broker-dealer of OAM.
After due consideration of all of the information and factors deemed relevant by the Board and based upon its own business judgment and the conclusions reached, the Board determined to approve the continuance of the Advisory Agreement. The Board, including the independent trustees, did not identify any single factor or group of factors as all-important or controlling, and considered all factors together.
Expense Examples:
As a shareholder of The Oberweis International Opportunities Institutional Fund, you may incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; distribution (and/or service) 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in The Oberweis International Opportunities Institutional Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
26

OBERWEIS INTERNATIONAL OPPORTUNITIES INSTITUTIONAL FUND
Supplemental Information (unaudited) (continued)

The Example is based on an investment of  $1,000 investment at the beginning of the period and held for the entire period.
Actual Expenses:
The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes:
The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period 7/1/20 – 12/31/20	Expense Ratio During Period 7/1/20 – 12/31/20
Actual	$1,000.00	$1,459.79	$6.80	1.10%
Hypothetical	$1,000.00	$1,019.61	$5.58	1.10%
* Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
27

Trustees and Officers
James D. Oberweis
Trustee
Gary D. McDaniel
Trustee
James W. Oberweis
President
David I. Covas
Vice President
Kenneth S. Farsalas
Vice President
Katherine Smith Dedrick
Trustee
James G. Schmidt
Trustee
Patrick B. Joyce
Executive Vice President
Chief Compliance Officer
Treasurer
Eric V. Hannemann
Secretary

Manager and Investment Advisor
Oberweis Asset Management, Inc.
3333 Warrenville Road, Suite 500, Lisle, IL 60532
800-323-6166
oberweisfunds.com
Distributor
Oberweis Securities, Inc.
3333 Warrenville Road, Suite 500, Lisle, IL 60532
630-577-2300
oberweisfunds.com
Custodian
UMB Bank, n.a.
928 Grand Blvd., Kansas City, MO 64106
Transfer Agent
UMB Fund Services, Inc.
P.O. Box 711, Milwaukee, WI 53201-0711
800-245-7311
Counsel
Vedder Price P.C.
222 North LaSalle Street, Chicago, IL 60601
Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor, Philadelphia, PA 19103
International Opportunities Institutional Fund
800-245-7311
oberweisfunds.com

3333 Warrenville Road
Suite 500
Lisle, IL 60532

oberweisfunds.com
800-323-6166
630-577-2300
Shareholder Services
800-245-7311
3333 Warrenville Road
Suite 500
Lisle, IL 60532

ITEM 2.	CODE OF ETHICS.

(a)	As of December 31, 2020, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.

(b)	During the period covered by this report, there were not any amendments to a provision of the Code of Ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code of Ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(d)	A copy of the code of ethics may be obtained upon request, without charge, by contacting the registrant in writing at its principal executive office.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

(a)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(b)	The audit committee financial expert is James G. Schmidt. Mr. Schmidt is independent as defined in Form N-CSR Item 3 (a) (2).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d)

	2019	2020
Audit fees	125,500	125,500
Audit-Related Fees	N/A	N/A
Tax Fees	29,000	29,000
All Other Fees	N/A	N/A

Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

(e)(1) The registrant’s audit committee pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment, and Adviser Affiliate that provides ongoing services to the registrant for 2020 and 2019 were $29,000. and $29,000, respectively.

(h) Non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to Paragraph (c) (7) (ii) of Rule 2-01 of Regulation S-X were considered by the registrant’s audit committee as to whether they were compatible with maintaining the principal account’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

See Schedule in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since registrant last disclosed such procedures in its proxy statement dated April 16, 2004.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There has been no change to the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1)	Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

(a) (2)	Certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17CFR 270.30a-2) in the exact form set forth below: EX-99.CERT attached hereto.

(a) (3)	Any written solicitation to purchase securities under Rule 23 c-1 under the Investment Company Act of 1940 (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable to the registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S. C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Oberweis Funds

By (Signature and Title*)	/s/ James W. Oberweis
James W. Oberweis
President, The Oberweis Funds

Date 03/08/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title*)	/s/ James W. Oberweis
James W. Oberweis
President, The Oberweis Funds

Date 03/08/2021

By (Signature and Title*)	/s/ Patrick B. Joyce
Patrick B. Joyce
Executive Vice President and Treasurer,
The Oberweis Funds

Date 03/08/2021

/*/	Print the name and title of each signing officer under his or her signature.